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TABLE OF CONTENTS
APPENDIX A

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Kodiak Oil & Gas Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

KODIAK OIL & GAS CORP.
1625 Broadway, Suite 250, Denver, Colorado 80202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD THURSDAY, MAY 22, 2008

To all Shareholders of Kodiak Oil & Gas Corp.:

        NOTICE IS HEREBY GIVEN that the 2008 Annual General Meeting of Shareholders of Kodiak Oil & Gas Corp. (the "Company") will be held at the University Club, 1673 Sherman Street, Denver, Colorado 80203, on Thursday, May 22, 2008, beginning at 9:00 a.m. MDT, for the following purposes:

  1.
  to elect the Nominees to the Company's Board to serve until the Company's 2009 Annual General Meeting of Shareholders or until successors are duly elected and qualified;

  2.
  to ratify the selection of Hein & Associates LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008;

  3.
  to ratify the amended bylaw approved by the Company's Board; and

  4.
  any other business that may properly come before the meeting.

        The Board has fixed Tuesday, April 8, 2008 as the record date for the 2008 Annual General Meeting. Only shareholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual General Meeting. A list of registered shareholders as of April 8, 2008 will be available at the Annual General Meeting for inspection by any shareholder.

        Shareholders will need to register at the meeting to attend the meeting. If your shares are not registered in your name, you will need to bring proof of your ownership of those shares to the meeting in order to register. You should ask the broker, bank or other institution that holds your shares to provide you with either a copy of an account statement or a letter that shows your ownership of the Company's stock as of April 8, 2008. Please bring that documentation to the meeting to register.

IMPORTANT

        If you are a registered holder, whether or not you expect to attend the Annual General Meeting, please sign and promptly return the enclosed proxy card. If you are a non-registered/beneficial holder, whether or not you expect to attend the Annual General Meeting, please vote in accordance with the instructions on your voting instruction form, which may allow voting by telephone or via the Internet. Should you decide to attend the meeting, you may revoke your proxy in accordance with the revocation procedures discussed in the enclosed Proxy Statement and vote your shares in person.

By Order of the Board of Directors,
James E. Catlin, Secretary Denver, Colorado April , 2008

Dear Shareholder:	April , 2008

        I am pleased to invite you to attend the 2008 Annual General Meeting of Shareholders of Kodiak Oil & Gas Corp. (the "Company"), which will be held on Thursday, May 22, 2008, at 9:00 a.m. MDT, in Denver, Colorado. We will meet at the University Club, which is located at 1673 Sherman Street in Denver.

        The matters to be acted upon at the meeting are described in the accompanying Notice of Annual General Meeting and Proxy Statement. At the meeting, we will also report on the Company's operations and respond to any questions you may have.

        Whether or not you are personally able to attend the Annual Meeting, please promptly vote your shares in accordance with the enclosed proxy card or voting instruction form as soon as possible. Submitting your vote by such means in advance of the Annual Meeting will not limit your right to attend the meeting and vote in person. Your vote is very important.

Very truly yours,
Lynn A. Peterson President and Chief Executive Officer

KODIAK OIL & GAS CORP.
PROXY STATEMENT

KODIAK OIL & GAS CORP.
1625 BROADWAY, SUITE 250, DENVER, COLORADO 80202

PROXY STATEMENT
FOR
ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 22, 2008

        Unless the context requires otherwise, references in this statement to "we," "us," or "our" refer to Kodiak Oil & Gas Corp.

        The Annual General Meeting of Shareholders of Kodiak Oil & Gas Corp. (the "Company") will be held on Thursday, May 22, 2008 at the University Club, 1673 Sherman Street, Denver, Colorado 80203, beginning at 9:00 a.m. MDT. We are providing the enclosed Proxy Statement, proxy materials and form of proxy in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies for this Annual General Meeting. The Company anticipates that this Proxy Statement, proxy materials and the form of proxy will be first mailed to holders of the Company's stock on or about April 24, 2008.

        You are invited to attend the meeting at the above stated time and location. If you plan to attend and your shares are held in "street name"—in an account with a bank, broker, or other nominee—you must obtain a proxy issued in your name from such broker, bank or other nominee.

        You can vote your shares by completing and returning the proxy card, or, if you are a non-registered/beneficial holder, by following the instructions set forth in the enclosed voting instruction form. A returned signed proxy card or voting instruction form without any indication of how shares should be voted will be voted FOR the election of directors; FOR the ratification of the selection of Hein & Associates LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008; and FOR the ratification of the amended bylaw.

        Our corporate bylaw defines a quorum as two persons present in person, each being a shareholder entitled to vote or a duly appointed proxy for an absent shareholder so entitled and together holding or representing by proxy not less than 5% of the outstanding shares of the Company entitled to vote at the meeting. Our bylaw does not allow cumulative voting for directors. The nominees who receive the most votes will be elected.

QUESTIONS AND ANSWERS ABOUT THE MEETING, PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

        The Company is providing this Proxy Statement and proxy card directly to shareholders who are shareholders of record at the close of business on April 8, 2008 and are entitled to vote at the Annual General Meeting. This Proxy Statement describes issues on which the Company would like you, as a shareholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Annual General Meeting to vote your shares.

        When you submit your executed proxy card, you appoint Lynn A. Peterson, President and Chief Executive Officer (or "CEO") of the Company and a member of the Board, and James E. Catlin, Chief Operating Officer (or "COO"), Secretary and Chairman of the Board, your representatives at the meeting. As your representatives, they will vote your shares at the meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Annual General Meeting. Even if you plan to attend the meeting, we recommend that you return your proxy card in advance of the meeting.

        If an issue arises for voting at the meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

Why does my name not appear as a shareholder of record?

        Many, if not most, investors own their investment shares through a broker-dealer or other nominee. Broker-dealers frequently clear their transactions through other broker-dealers, and may hold the actual certificates for shares in the name of securities depositories, such as CEDE & Co. (operated by Depository Trust Company of New York City). In such a case, only the ultimate certificate holder appears on our records as a shareholder, even though that nominee may not have any economic interest in the shares that you actually own through your broker-dealer. You should contact your broker-dealer for more information about this process.

        If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the non-registered/beneficial owner of shares held in a "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual General Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account by following the instructions on the enclosed voting instruction form. You are also invited to attend the Annual General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Who is making this solicitation and who will pay the related costs?

        This solicitation is made on behalf of the management of the Company. No director has given management notice that he intends to oppose any action intended to be taken by management at the Meeting. The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the meeting as possible, the Company's directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company's common stock on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.

When is the record date?

        The Board has fixed Tuesday, April 8, 2008 as the record date for the Annual General Meeting. Only holders of the Company's stock as of the close of business on that date will be entitled to vote at the Annual General Meeting.

How many shares are outstanding and how many votes can be cast by all shareholders?

        A total of 87,992,926 were outstanding as of March 24, 2008. Votes may be cast on each matter presented, consisting of one vote for each share of the Company's common stock outstanding as of the record date.

On what am I voting?

        You are being asked to vote on the following:

  •
  the election of five (5) directors for terms expiring in 2009;

  •
  the ratification of the selection of Hein & Associates LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008;

  •
  the ratification of the amended bylaw approved by the Company's Board; and

  •
  any other business that may properly come before the meeting.

        Each share of common stock is entitled to one vote. No cumulative rights are authorized, and dissenters' rights are not applicable to any of the matters being voted upon.

        The Board recommends a vote FOR each of the nominees to the Board; FOR ratification of the selection of Hein & Associates LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008; and FOR ratification of the amended bylaw.

How do I vote?

        If you are a registered holder, you may vote your shares by promptly completing, signing and returning the enclosed proxy card in the enclosed envelope or by attending the Annual General Meeting in person and voting. Joint owners must each sign the proxy card. If you are a non-registered/beneficial holder, you will receive a voting instruction form from a broker-dealer or other nominee that you will use to instruct such persons how to vote your shares. If you receive a voting instruction form, you may vote those shares by mail, telephonically by calling the telephone number shown on the voting form or via the Internet at the web site shown on the voting instruction form. If you are a non-registered/beneficial holder, you are not considered to be a shareholder of record, and you will not be permitted to vote your shares in person at the Annual General Meeting unless you have obtained a proxy for those shares from the person who holds your shares of record. Should you require additional information regarding the Annual General Meeting, please contact James E. Catlin at (303) 592-8075.

Can shareholders vote in person at the Annual General Meeting?

        If you prefer, you may vote at the meeting. If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else's name, you must request a legal proxy from your stockbroker or the registered owner to vote at the meeting.

What does it mean if I receive more than one proxy card?

        If you receive more than one proxy card, it likely means that you have multiple accounts with the transfer agent and/or with stockbrokers. Please vote all of the shares.

What if I share an address with another shareholder and we received only one copy of the proxy materials?

        If certain requirements are met under relevant U.S. securities law, including in some circumstances the shareholder's prior written consent, we are permitted to deliver one annual report and one Proxy Statement to a group of shareholders who share the same address. If you share an address with another shareholder and have received only one copy of the proxy materials, but desire another copy, please send a written request to our offices at the address below or call us at (303) 592-8075 to request another copy of the proxy materials. Please note that each shareholder should receive a separate proxy card to vote the shares they own.

        Send requests to:

    Kodiak Oil & Gas Corp.
    1625 Broadway, Suite 250
    Denver, Colorado 80202

    Attention: James E. Catlin, Secretary

May I revoke my proxy?

        You may revoke your proxy and change your vote at any time up until the commencement of the Annual General Meeting. You may do so by:

  •
  signing another proxy with a later date and delivering it to Computershare Investor Services, Inc., 100 University Avenue, Toronto, Ontario, Canada, M5J 2Y1 (according to the instructions on the proxy), not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting;

  •
  voting in person at the Annual General Meeting;

  •
  signing and dating a written notice of revocation and delivering it to the head office of the Company, Suite 250 - 1625 Broadway, Denver, Colorado, 80202, at any time up to and including the last business day preceding the day of the Meeting or to the Chairman of the Meeting on the day of the Meeting; or

  •
  in any other manner provided by law.

How many votes do you need to hold the meeting?

        To conduct the Annual General Meeting, the Company must have a quorum, which means that two persons must be present in person, each being a shareholder entitled to vote or a duly appointed proxy for an absent shareholder so entitled and together holding or representing by proxy not less than 5% of the outstanding shares of the Company entitled to vote at the meeting.

How are abstentions and broker non-votes counted?

        Abstentions with respect to a proposal are counted for purposes of establishing a quorum. If a quorum is present, abstentions will not be included in vote totals and will not affect the outcome of the vote of any proposal contained in this year's Proxy Statement. "Broker non-votes," which are shares held in "street name" by brokers or nominees, who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will be counted for purposes of establishing a quorum. If a quorum is present, broker non-votes will not be counted as votes in favor of such matter, and also will not be counted as shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the shares voting on the matter.

How many votes are needed to elect directors?

        The nominees for election as directors at the 2008 Annual General Meeting will be elected by a plurality of the votes cast at the meeting. A properly executed proxy card or voting instruction form marked "Withheld" with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees.

How many votes are needed to ratify the amended bylaw?

        The amended bylaw will be ratified at the 2008 Annual General Meeting by a majority of the votes cast at the meeting.

Will my shares be voted if I do not sign and return my Proxy Card?

        If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the meeting. If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares.

How are votes counted?

        Your shares will be voted as you indicate. If you simply submit your executed proxy card or voting instruction form with no further instructions, your shares will be voted:

  •
  FOR each director nominee for terms expiring in 2008;

  •
  FOR ratification of the selection of Hein & Associates LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008; and

  •
  FOR the ratification of the amended bylaw approved by the Company's Board.

        Voting results will be tabulated and certified by a representative of Computershare Investor Services, Inc., scrutineer of the meeting.

Where can I find the voting results of the meeting?

        The Company will publish the final results in the Company's Quarterly Report on Form 10-Q for the second quarter of 2008, which will be filed with the Securities and Exchange Commission (the "SEC") and on http://www.sedar.com.

How can I obtain a copy of the 2007 Annual Report on Form 10-K?

        The Company's 2007 Annual Report on Form 10-K, including financial statements, is available through the SEC's website at http://www.sec.gov, through the Company's website at http://www.kodiakog.com and through http://www.sedar.com.

        At the written request of any shareholder who owns common stock on the record date, the Company will provide to such shareholder, without charge, a paper copy of the Company's 2007 Annual Report on Form 10-K, including the financial statements but not including exhibits. Upon your request and for a reasonable fee, the Company will provide copies of the exhibits. Requests for additional paper copies of the 2007 Annual Report on Form 10-K should be mailed to:

    Kodiak Oil & Gas Corp.
    1625 Broadway, Suite 250
    Denver, Colorado 80202

    Attention: James E. Catlin, Secretary

What materials accompany this Proxy Statement?

        The following materials accompany this Proxy Statement:

  1.
  the Company's Annual Report to Shareholders for the year ended December 31, 2007;

  2.
  the Company's form of proxy card or voting instruction form;

  3.
  a copy of the proposed Amended and Restated By-Law No. 1; and

  4.
  a financial statement request form.

PROPOSAL 1:

ELECTION OF DIRECTORS

What is the current composition of the Board?

        The Company's current bylaws require the Board to have at least three (3) and no more than ten (10) directors. The current Board is composed of five (5) directors.

Is the Board divided into classes? How long is the term?

        No, the Board is not divided into classes. All directors serve one-year terms until their successors are elected and qualified at the next Annual General Meeting.

Who is standing for election this year?

        The Compensation and Nominating Committee has nominated the following five (5) current Board members for election at the 2008 Annual General Meeting, to hold office until the 2009 Annual General Meeting:

  •
  Lynn A. Peterson

  •
  James E. Catlin

  •
  Rodney D. Knutson

  •
  Herrick K. Lidstone, Jr.

  •
  Don A. McDonald

        The following nominees qualify as independent under the applicable American Stock Exchange ("AMEX") standards, SEC rules and the Multilateral Instrument 52-110 ("MI 52-110"): Rodney D. Knutson, Herrick K. Lidstone, Jr. and Don A. McDonald. Additional information concerning the above nominees, including their ages, positions and offices held with the Company, and terms of office as directors, is set forth below under the heading "Information on the Board of Directors and Executive Officers."

What if a nominee is unable or unwilling to serve?

        Should any one or more of the nominees become unable or unwilling to serve, which is not anticipated, the Board may designate substitute nominees, in which event only the following persons may vote: (1) registered shareholders present at the meeting and (2) proxyholders having a legal proxy and who are present at the meeting.

How are nominees elected?

        Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

May additional directors be appointed by the Board?

        Between annual meetings, the directors possess authority under Yukon law to appoint additional directors of up to one-third of the current number of Board members, or two additional directors, subject to the overall limit of ten directors. The Board may also fill vacancies created during the year due to the death or resignation of a director.

The Board recommends a vote FOR each of the nominees.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth certain information with respect to our current directors and executive officers. The term for each director expires at our next annual general meeting or until such time as his or her successor is appointed and qualified. The ages of the directors and executive officers are shown as of December 31, 2007.

Name and Municipality of Residence	Position and Office Held	Director/Officer Since	Age
Executive Officers
Lynn A. Peterson—Denver, Colorado	Director, President & CEO	November 2001	54
James E. Catlin—Denver, Colorado	Chairman, Secretary & COO	February 2001	61
James P. Henderson—Denver, Colorado(1)	CFO	May 2007	42
Directors
Rodney D. Knutson(2)(3)—Aspen, Colorado	Director	March 2001	66
Herrick K. Lidstone, Jr.(2)(3)—Centennial, Colorado	Director	March 2006	58
Don A. McDonald(2)(3)—Denver, Colorado	Director	June 2006	45

(1)
On April 2, 2008, James P. Henderson notified the Company that he will be resigning as the Company's Chief Financial Officer effective May 10, 2008.

(2)
Member of the Compensation and Nominating Committee of the Board.

(3)
Member of the Audit Committee of the Board.

        The following is a brief description of the employment background of the Company's directors and executive officers:

        Lynn A. Peterson has served as a director of the Company since November 2001, and President and Chief Executive Officer since July 2002. Mr. Peterson has over 25 years of industry experience. Mr. Peterson was an owner of CP Resources, LLC, an independent oil and natural gas company from 1986 to 2001. Mr. Peterson served as Treasurer of Deca Energy from 1981 to 1986. Mr. Peterson was employed by Ernst and Whinney as a certified public accountant prior to this time. He received a Bachelor of Science in Accounting from the University of Northern Colorado in 1975. Mr. Peterson's business address is 1625 Broadway, Suite 250, Denver, Colorado 80202.

        James E. Catlin has served as a director of the Company since February 2001, Secretary and Chairman since July 2002, and Chief Operating Officer since June 2006. Mr. Catlin has over 30 years of geologic experience, primarily in the Rocky Mountain Region. Mr. Catlin was an owner of CP Resources LLC, an independent oil and natural gas company from 1986 to 2001. Mr. Catlin was a founder and Vice-President of Deca Energy from 1980 to 1986 and worked as a district geologist for Petroleum Inc. and Fuelco prior to this time. He received a Bachelor of Arts and a Masters degree in Geology from the University of Northern Illinois in 1973. Mr. Catlin's business address is 1625 Broadway, Suite 250, Denver, Colorado 80202.

        James P. Henderson has served as our Chief Financial Officer since May 24, 2008. Before joining the Company, Mr. Henderson, age 42, spent 17 years with Western Gas Resources, a NYSE-listed exploration and production company, in various financial roles including Director, Financial Planning & Analysis. He most recently served as Director, Accounting Services at Anadarko Petroleum Corp. in the Denver office after its acquisition of Western Gas Resources. He received a Bachelor of Business Administration in Accounting from Texas Tech University in 1986 and a Masters degree in Business Administration from Regis University in 2000. Mr. Henderson's business address is 1625 Broadway,

Suite 250, Denver, Colorado 80202. On April 2, 2008, Mr. Henderson notified the Company that he will be resigning as the Company's Chief Financial Officer effective May 10, 2008.

        Rodney D. Knutson has served as a director of the Company since March 2001. Currently, he is a self-employed attorney in Aspen, Colorado. Prior to this, he had over ten years of private law practice in Denver, Colorado and over 30 years experience working with oil, gas and mining companies. Mr. Knutson has a Bachelor of Electrical Engineering (1965) from the University of Minnesota and a Juris Doctor (1972) from the University of Denver. Mr. Knutson is a former president of the Rocky Mountain Mineral Law Foundation. Mr. Knutson's business address is 1625 Broadway, Suite 250, Denver, Colorado 80202.

        Herrick K. Lidstone, Jr. has served as a director of the Company since March 2006. Mr. Lidstone is an attorney at law in Greenwood Village, Colorado, and is currently with Burns, Figa & Will, P.C., where he practices in corporate and securities law, dealing frequently with mergers and acquisitions, finance transactions, and private and public securities offerings. Mr. Lidstone serves on the Securities Board for the Department of Regulatory Agencies in Colorado. He has been Adjunct Professor of Law at the University of Denver and has taught continuing education courses for the National Business Institute and other CLE providers. He has numerous legal publications and presentations to his credit. Mr. Lidstone received a Bachelor of Arts from Cornell University in 1971 and a Juris Doctor from the University of Colorado School of Law in 1978. Mr. Lidstone's business address is Suite 1000, 6400 South Fiddler's Green Circle, Greenwood Village, Colorado 80111.

        Don A. McDonald has served as a director of the Company since June 2006. He is a certified public accountant who serves as an associate with Houston-based Albrecht & Associates, a leading oil and natural gas divestiture firm. Prior to joining Albrecht in 2006, he helped establish the energy lending division for Bank of the West in Denver. Mr. McDonald holds a Master of Science in Accounting from the University of Colorado and a Bachelor of Business Administration in Finance from the University of Iowa. During a 20-year career as a senior financial officer in several regional and super regional financial institutions, Mr. McDonald specialized in energy lending, with expertise in financial areas of accounting systems, controller-side stewardship, and debt structuring. Mr. McDonald is active in the Independent Petroleum Association of Mountain States and the Energy Finance Roundtable. Mr. McDonald's business address is Suite 220, 1625 Broadway, Denver, Colorado 80202.

Family and Certain Other Relationships

        There are no family relationships among the members of the Board or the members of senior management of our company. There are no arrangements or understanding with major shareholders, customers, suppliers or others, pursuant to which any member of the Board or member of senior management was selected.

Interests of Insiders and Material Transactions

        During the 2007 fiscal year, none of the directors or officers were indebted to the Company or were a party to a material transaction with the Company.

CORPORATE GOVERNANCE

Structure of the Board of Directors

        The Company's current bylaw requires the Board to have at least three (3) and no more than ten (10) directors. The current Board is comprised of the following five (5) directors:

  •
  Lynn A. Peterson

  •
  James E. Catlin

  •
  Rodney D. Knutson

  •
  Herrick K. Lidstone, Jr.

  •
  Don A. McDonald

        In May 2007, Hugh J. Graham resigned from the Board.

Meetings of the Board and Board Member Attendance of Annual General Meeting

        During the fiscal year ended December 31, 2007, the Board held six (6) meetings of the Board. None of the incumbent directors attended fewer than 75% of the aggregate of the total number of Board meetings and meetings of the committees on which he serves.

        Board members are not required to attend the annual general meeting. All of the board members attended the 2007 Annual General Meeting of Shareholders.

Shareholder Communications to the Board

        Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Secretary, James Catlin, Kodiak Oil & Gas Corp., 1625 Broadway, Suite 250, Denver, Colorado 80202. The Company's Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company's Secretary will review all communications before forwarding them to the appropriate Board member. The Board has requested that items unrelated to the duties and responsibilities of the Board, such as junk mail and mass mailings, business solicitations, advertisements and other commercial communications, surveys and questionnaires, and resumes or other job inquiries, not be forwarded.

Board Committees

Audit Committee and Audit Committee Financial Expert

        The Audit Committee was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, to oversee the Company's corporate accounting and financial reporting processes and audits of its financial statements. The current members of our Audit Committee are Messrs. McDonald, Lidstone and Knutson. Mr. Graham served on our Audit Committee during fiscal year 2007 until his resignation in May. Mr. McDonald is chairman of the Audit Committee. The Board has determined that all current members of the Audit Committee are, and Mr. Graham was, "financially literate" as interpreted by the Board in its business judgment. All current members also qualify, and Mr. Graham qualified, as independent directors for audit committee purposes under the applicable AMEX standards, the Sarbanes-Oxley Act of 2002 and MI 52-110. The Audit Committee meets as often as it determines necessary. Mr. McDonald further qualifies as an audit committee financial expert, as defined in the applicable rules of the SEC. The Audit Committee held four (4) meetings during fiscal year 2007.

        The Audit Committee meets periodically with our independent accountants and management to review the scope and results of the annual audit and to review our financial statements and related reporting matters prior to the submission of the financial statements to the Board. In addition, the committee meets with the independent auditors at least on an annual basis to review and discuss the audit of our financial statements.

        We have established an Audit Committee Charter that deals with the establishment of the Audit Committee and sets out its duties and responsibilities. The Audit Committee Charter is available on our Company website at http://www.kodiakog.com. Further information on our Audit Committee and related matters, including the Report of our Board on Audited Financial Statements, is located below under the section "Proposal 2—Ratification of the Appointment of Hein & Associates LLP."

Compensation and Nominating Committee

Director Nomination Policies

        Our Board has established a Compensation and Nominating Committee, the current members of which are Messrs. Knutson, Lidstone and McDonald. Mr. Graham also served on our Compensation and Nominating Committee during fiscal year 2007 until his resignation in May. Mr. Lidstone is chairman of the Committee. All current committee members qualify, and Mr. Graham qualified, as independent directors under the applicable AMEX standards, SEC rules and MI 52-110. The Committee held four (4) meetings during the fiscal year 2007. The Committee's Charter is available on our website at http://www.kodiakog.com. The Committee, acting pursuant to its written charter, serves the following purposes: (i) to assist the Board in fulfilling its oversight responsibilities relating to officer and director compensation, succession planning for senior management, development and retention of senior management, and such other duties as directed by the Board and (ii) to identify and recommend to the Board individuals qualified to be nominated for election to the Board and to be members and Chairpersons of the Board committees. The Committee also performs an annual assessment of the Board's performance and periodically assesses each director's performance.

        The Committee is responsible for reviewing any shareholder proposals to nominate Board candidates. Shareholders may submit names of persons to be considered for nomination, and the Committee will consider such persons in the same way it evaluates other individuals for nomination as a new director. For the Company's policies regarding shareholder requests for nominations, see the section entitled "Shareholder Proposals" in this Proxy Statement. None of the 2008 Committee nominees were nominated by a shareholder.

        Annually, the Committee follows a process designed to consider the re-election of existing directors and to seek individuals qualified to become new board members for recommendation to the Board to fill any vacancies. In assessing the qualification of a candidate, the Committee generally adheres to the following guidelines:

  •
  the Committee observes any SEC or applicable stock exchange rules on independence;

  •
  no director shall be a director, consultant or employee of or to any competitor of the Company;

  •
  the Committee shall consider the candidates' various other obligations and time commitments and their ability to attend meetings in person; and

  •
  to avoid potential conflicts of interest, interlocking directorships will not be allowed.

        The Committee believes that having directors with relevant experience in business and industry, finance and other areas is beneficial to the Board as a whole. Directors with such backgrounds can provide a useful perspective on significant risks and competitive advantages and an understanding of the challenges the Company faces. The Committee monitors the mix of skills and experience of directors and Committee members to assess whether the Board has the appropriate tools to perform its oversight function effectively. With respect to nominating existing directors, the Committee reviews relevant information available to it, including the latest Board evaluations for such persons, and assesses their continued ability and willingness to serve as a director. The Committee also assesses each person's contribution in light of the mix of skills and experience the Committee deems appropriate for the Board.

        With respect to considering nominations of new directors, including nominations by shareholders, the Committee conducts a thorough search to identify candidates based upon criteria the Committee deems appropriate and considers the mix of skills and experience necessary to complement existing Board members. The Committee then reviews selected candidates and makes a recommendation to the Board. The Committee may seek input from other Board members or senior management when identifying candidates.

Compensation Policies

        The Compensation and Nominating Committee, acting pursuant to its written charter, a copy of which is available on our website at http://www.kodiakog.com, is responsible for setting executive compensation levels and executive and overall compensation policies. It is also responsible for reviewing and approving any executive benefit plans, making awards under the Company's equity plans and performing such other duties delegated to it by the Board. See Compensation Discussion and Analysis for additional discussion regarding the process and procedures of the Committee with respect to compensation.

        During 2007, the Committee retained a compensation consultant, Denver Management Advisors, Inc., to provide certain information related to the Company's compensation practice. The Committee determined the scope of the consultant's engagement, which included peer group comparisons. Members of management interacted with the consultant, as necessary, to provide the consultant with information concerning the Company. For additional information concerning the consultant's work, see Compensation Discussion and Analysis.

Director Compensation

        The following table provides information related to the compensation of our non-employee directors during fiscal year 2007.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)(3)	Non-Equity Incentive Plan Compensation $	All Other Compensation ($)	Total $
Hugh J. Graham(2)	10,000	—	—	—	—	10,000
Rodney D. Knutson	20,000	—	96,350	—	—	116,350
Herrick K. Lidstone	24,500	—	96,350	—	—	120,850
Don A. McDonald	26,000	—	167,805	—	—	193,805

(1)
The amounts shown in this column represent stock options awarded under our 2007 Stock Incentive Plan and our Incentive Share Option Plan. See Equity Compensation Plan Information for additional information on these plans. This column reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with FAS 123(R) and thus includes amounts from awards granted in and prior to 2007. Assumptions used in the calculation of this amount for fiscal years ended December 31, 2005, 2006 and 2007 are included in footnote 6 to the Company's audited financial statements for the fiscal year ended December 31, 2007, included in the Company's Annual Report on Form 10-K filed with the SEC on March 13, 2008.

(2)
Mr. Graham resigned from the Board in May 2007.

(3)
On May 24, 2007, the Company granted options to Messrs. McDonald, Knutson and Lidstone, with each grant having a grant date fair value of $172,000 computed in accordance with FAS 123R. As of 12/31/2007, each director had the following number of options outstanding: Mr. Graham (who resigned from the Board in May 2007): 250,000; Mr. Knutson: 300,000; Mr. Lidstone 200,000; and Mr. McDonald: 150,000.

OTHER GOVERNANCE MATTERS

Code of Business Conduct and Ethics

        The Board has adopted a Code of Business Conduct and Ethics, the full text of which can be found on our website at http://www.kodiakog.com.

Compensation Committee Interlocks and Insider Participation

        There were no compensation committee or board interlocks among the members of our Board.

Legal Proceedings

        Neither we nor any of our property are currently subject to any material legal proceedings or other regulatory proceedings. We do not currently know of any legal proceedings against us involving our directors, executive officers, or shareholders of more than 5% of our voting stock.

Mandate of the Board

        The Board believes that the principal objective of the Company is to generate economic returns with the goal of maximizing shareholder value. This will be accomplished by the effective discharge of the Board's responsibilities concerning strategic planning, appointment and oversight of management, succession planning, risk identification and management, environmental oversight and overseeing financial and corporate issues. The majority of the members of the Board are independent directors, and the primary responsibility for certain matters is delegated to committees composed entirely of independent directors.

        While the Board is responsible for management of the business of the Company by law, this is generally carried out by proxy through the Company's chief executive officer, who is appointed by the Board and charged with the day-to-day leadership and management of the Company. The Board approves the goals of the business, the objectives and policies within which it is managed, and then steps back and evaluates management's performance.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities ("10% Stockholders"), to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and 10% Stockholders are required to furnish the Company with copies of all Forms 3, 4 and 5 they file.

        Based solely on our review of the copies of such forms we have received, we believe that all of our officers, directors and 10% Stockholders during the fiscal year ended December 31, 2007 complied, during that year, with all Section 16(a) filing requirements applicable to them, if any.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In accordance with our Audit Committee Charter, our Audit Committee is responsible for reviewing, approving and overseeing all related party transactions. Our Code of Business Conduct and Ethics sets forth our written policy regarding related party transactions. Specifically, our Code of Business Conduct and Ethics provides that our directors, officers and employees should not be involved in any activity that creates or gives the appearance of a conflict of interest between their personal interests and the interests of the Company. In particular, our Code of Business Conduct states that, without the specific permission of our Board of Directors (including contracts approved by our Board of Directors), no director, officer or employee, or a member of his or her family shall:

  •
  be a consultant to, or a director, officer or employee of, or otherwise operate an outside business that:

  •
  is in competition with our current or potential business goals and objectives;

  •
  supplies products or services to the Company; or

  •
  has any financial interest, including significant stock ownership, in any entity with which we do business that might create or give the appearance of a conflict of interest;

  •
  seek or accept any personal loan or services from any entity with which we do business, except from financial institutions or service providers offering similar loans or services to third parties under similar terms in the ordinary course of their respective businesses;

  •
  be a consultant to, or a director, officer or employee of, or otherwise operate, an outside business if the demands of the outside business would interfere with the director's, officer's or employee's responsibilities to us;

  •
  accept any personal loan or guarantee of obligations from the Company, except to the extent such arrangements are legally permissible; or

  •
  conduct business on behalf of the Company with immediate family members, which include spouses, children, parents, siblings and persons sharing the same home whether or not legal relatives.

        Directors, officers, and employees must immediately notify the Board of the existence of any actual or potential conflict of interest. The circumstances will be reviewed for a decision on whether a conflict of interest is present, and if so, what course of action is to be taken. The Company had no reportable related party transactions during 2007.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

        This section contains a discussion of the material elements of compensation earned during 2007 by our "Named Executive Officers" listed in the summary compensation table below: Chief Executive Officer Lynn Peterson; Chief Operating Officer James Catlin; and Chief Financial Officer James Henderson. On April 2, 2008, Mr. Henderson notified the Company that he will be resigning as the Company's Chief Financial Officer effective May 10, 2008.

        The structure of our executive compensation program is designed to compensate executives appropriately and fairly and to drive superior performance through our incentive-based compensation program so that our executives' interests are aligned with our shareholders' interests. For our Named Executive Officers, a large proportion of total direct compensation is "at risk" and tied to the success of the Company because such persons are the leaders primarily responsible for the overall execution of the Company's strategy. Executive compensation is designed to be reflective of the business challenges facing the Company and scaled to the industry. The Committee believes that each executive officer's salary and overall compensation should be competitive with similar oil and gas companies after taking into account the officer's individual performance.

Objectives of our Executive Compensation Program

        The principle objectives that guide the Compensation Committee in its deliberations regarding executive compensation matters include:

  •
  attracting and retaining highly qualified executives who share our Company values and commitment by designing the total compensation package to be entrepreneurial, fair and competitive with appropriate reference points;

  •
  motivating executives to provide excellent leadership and achieve Company goals by linking short-term and long-term incentives to the achievement of business objectives;

  •
  aligning the interests of executives, employees and stockholders by tying short-term incentive pay and equity awards to the achievement of objective goals related to the Company's financial and operation results; and

  •
  providing executives with a base salary that is competitive in the industry and contractual terms that offer them reasonable security.

The Role of the Compensation Committee, Management and Consultants

        Our Compensation and Nominating Committee ("Compensation Committee") determines and approves the compensation for our three Named Executive Officers after receiving input from Mr. Peterson and Mr. Catlin. Mr. Henderson does not have a role in determining executive compensation.

        In 2007, the Compensation Committee retained Denver Management Advisors, Inc. to provide advice with respect to trends in executive compensation, assessment of competitive pay levels and setting compensation levels. Denver Management Advisors, Inc. reviewed our peer group companies and assisted the Compensation Committee with the collection and analysis of current executive compensation data related to such peer group companies. The peer group companies consisted of Abraxas Petroleum Corp/NV, Barnwell Industries, Callon Petroleum Co/DE, Carrizo Oil & Gas Inc., Crimson Exploration Inc., Delta Petroleum Corp., Double Eagle Petroleum Co., Edge Petroleum Corp., McMoran Exploration Co., NGAS Resources Inc., Parallel Petroleum Corp., Petroquest Energy Inc., PrimeEnergy Corp., Quest Resource Corp. and Vaalco Energy Inc. The Compensation Committee utilized the peer group data as a competitive benchmark for establishing the various components of total compensation for Mr. Peterson and Mr. Catlin. Because the Company had not yet retained Mr. Henderson as the new CFO at the time of the study, the peer group data was not utilized in determining his compensation.

How the Elements of our Executive Compensation Program were Selected

        The Compensation Committee conducts an annual review of the Company's executive compensation to ensure that it is structured to satisfy our objectives. The Compensation Committee considers how each component of compensation motivates executives to help the Company achieve its general business objectives and how it promotes retention of executives who share the Company's values. Our compensation structure is designed to promote initiative, resourcefulness and teamwork by key employees whose performance and responsibilities directly affect our results of operations. In determining the compensation of our three Named Executive Officers, the Compensation Committee utilizes both fixed compensation (salary and benefits) and variable performance-based compensation (cash bonuses and equity compensation) to achieve a balanced program that the Compensation Committee believes is competitive and fair. Given the Company's relatively short operating history, the Company has not formalized objective measures to evaluate the individual performance of each executive officer. Thus, when evaluating individual performance, the Compensation Committee subjectively evaluates each individual's expected and actual contribution to the Company in light of the Company's overall performance, and makes a subjective overall determination as to compensation levels.

        Total compensation for each Named Executive Officer is established primarily based on the Committee's view of the skills and experience that each such employee brings to our Company, the individual's seniority within the Company, the Committee's expectations for performance for that individual during the course of the year, the Committee's expectations for performance of the Company and peer group data. Because the Compensation Committee believes that the contributions of Messrs. Peterson and Catlin in their respective areas of responsibility are approximately equal and both have been with the Company since its organization as Kodiak Oil & Gas Corp., the Compensation Committee has, to date, determined to treat them equally.

        Base salaries, benefits and change of control benefits are primarily intended to retain our current named executives and, to the extent necessary in the future, will be used to attract highly qualified executives to fill roles that may be identified.

  •
  Base salaries and benefits are service-based and are paid out on a short-term or current basis. These are the elements of the Company's executive compensation program where the value of the benefit in any given year is not dependent on performance (although base salary and benefits determined by reference to base salary may increase from year to year depending on performance, among other things).

  •
  Change of control benefits are intended to compensate the Named Executive Officers upon a takeover or other change of control. We provide these change of control benefits because we want executives to focus on the Company's business and enhancing stockholder value without undue concern about any possible loss of their job.

  •
  Annual incentive bonuses and long-term equity-based incentives are intended to motivate executives to achieve specific performance objectives. Annual incentives bonuses and long-term equity-based incentives are intended to motivate executives to achieve superior performance by linking such aspects of compensation to the Company's operating and financial performance and to stockholder gain.

        We believe that this mix of short-term and longer-term compensation will assist us in achieving our dual goals of retaining our existing executive officers and, when necessary, attracting highly qualified executives with an entrepreneurial spirit and providing meaningful performance incentives for those executives.

        Following the 2007 review, the Committee determined that all elements of our executive compensation were reasonable in the aggregate.

Current Executive Compensation Elements

        The basic compensation system and components of compensation for each of our senior executives is established by a contract that provides for a minimum annual base salary, employee benefits, change-of-control benefits, the right to a bonus if declared by our Compensation Committee and the right to participate in our equity-based plans to the extent granted by our Compensation Committee. Each executive has the same form of agreement, with the only differences being the levels of compensation per executive and the change of control provisions.

Base Pay

        The Compensation Committee assessed each executive's duties and scope of responsibilities, experience and background, the market demand for the individual's skills, the individual's influence on long-term Company strategies and success, the Company's financial and operating results and his individual performance and expected future contributions to the Company. In setting compensation of our Named Executive Officers for 2007, the Compensation Committee received candid and direct input from Mr. Peterson and Mr. Catlin and information from Denver Management Advisors Inc. Because the Compensation Committee believes that the contributions of Messrs. Peterson and Catlin in their respective areas of responsibility are approximately equal and both have been with the Company since its organization as Kodiak Oil & Gas Corp., and after discussions with Mr. Peterson and Mr. Catlin, the Compensation Committee has, to date, determined to treat them equally.

        Prior to 2007, because the Company was in a developmental stage, Mr. Peterson and Mr. Catlin received what the Company believed to be lower-than-market salaries. In 2007, in conjunction with a review of the Company's executive compensation policies, the Compensation Committee determined it was necessary to adjust the base pay for Mr. Peterson and Mr. Catlin to amounts consistent with the competitive norms as indicated by the peer group data compiled by Denver Management Advisors Inc.

        The difference in the salaries of Mr. Henderson and the other executive officers is primarily due to the fact that Mr. Henderson has a shorter tenure with the Company than do Mr. Peterson and Mr. Catlin and the fact that Mr. Henderson has less executive level experience than do Mr. Peterson and Mr. Catlin. The Compensation Committee believes that the base salary levels for the Named Executive Officers, with the opportunity to earn market-level compensation through short-term and long-term incentive plans, is appropriate.

Performance-Based Annual Discretionary Bonus

        The Compensation Committee may grant annual incentive bonuses as a reward for achievement of individual and the Company's general business objectives. Any grant of annual incentive bonuses is discretionary and is made in furtherance of our compensation objectives. The Compensation Committee determines bonus amounts based on the Company's financial and operational performance, as well as the performance of the individual executive officer.

Long-Term Equity-Based Incentive Awards

        An important element of our executive compensation program is our long-term equity-based incentive awards, which link executive pay to stockholder value. Our long-term equity incentives are primarily intended to align our Named Executive Officers' long-term interests with stockholders'

long-term interests, although we believe that by promoting stock ownership by our executives, they also play a role in helping us to attract and retain top-performing executives who fit a team-oriented and performance-driven culture. The Compensation Committee issues annual equity grants to provide incentives to our executives to increase stockholder value. The Compensation Committee reviews equity grant guidelines that are modeled according to the total direct compensation levels and pay mix described above. In 2007, each executive officer's equity-based compensation comprised approximately 53% of his respective total compensation. The actual amount of equity granted to the Named Executive Officers was contingent on the Compensation Committee's determination of the following factors:

  •
  the individual's contribution to the success of the Company's financial and operating performance; and

  •
  the individual's performance of his or her job responsibilities.

        During and prior to the 2007 fiscal year, the vesting of such equity grants was subject only to time-based conditions. However, beginning in 2008, the Compensation Committee began basing the vesting of equity grants on performance-based measurements, rather than time-based measurements alone. Specifically, for equity awards granted in 2008, the vesting of such awards shall depend on the objective financial and operating performance of the Company in the following areas: reserve growth, production growth, increases in net worth and income growth.

Stock Options

        The Company makes a portion of its long-term incentive grants to Named Executive Officers in the form of stock options with an exercise price that is equal to the fair market value of our common stock on the grant date. Thus, the Named Executive Officers will only realize value on their stock options if our stockholders realize value on their shares.

Restricted Stock

        During 2007, the Company granted long-term incentive awards to Mr. Henderson in the form of shares of restricted stock. Subject to the executive's continued employment with the Company, the shares of restricted stock vest ratably over two years. Thus, the shares of restricted stock are designed both to link the executive's interests with those of our stockholders as the value of the restricted stock is based on the value of our common stock and to provide a long-term retention incentive for the vesting period.

Retirement Benefits/Deferred Compensation Opportunities

        During and prior to the 2007 fiscal year, the Company did not provide retirement benefits. However, as of January 1, 2008, the Company began to provide retirement benefits to the Named Executive Officers under the terms of a qualified defined-contribution 401(k) retirement plan.

Severance Benefits

        Each of the employment agreements of the Named Executive Officers contains standard provisions with respect to severance benefits. Specifically, if the executive terminates his employment for good reason, the Company will continue to pay the Executive's base salary at the rate in effect on the termination date through the longer of the expiration of the original term or for 18 months. If the Company terminates a Named Executive Officer's employment without cause and without advance notice, the Company must continue to pay the executive's base salary at the rate in effect on the termination date through the longer of the expiration of the original term or 18 months. However, if the Company terminates employment for cause, the executive will have no rights to any unvested benefits or any other compensation or payments after the termination date.

Change of Control

        Each Named Executive Officer's employment contract contains standard provisions that protect each such officer in the event that the executive's employment is terminated for any reason (excluding termination for cause or as a result of the executive's death or disability) during a 12-month period following a change of control event. With respect to such change of control, Mr. Peterson's Agreement and Mr. Catlin's Agreement provide that the Company shall pay the respective executive a cash severance payment in a lump sum amount equal to 2.9 times the sum of (a) the current annual base salary of the executive and (b) the amount of the most recent discretionary bonus paid to the executive. Mr. Henderson's Agreement provides that, in the event of change of control, the Company shall pay Mr. Henderson a cash severance payment in a lump sum amount equal to the sum of (a) Mr. Henderson's current annual base salary and (b) the amount of the most recent discretionary bonus paid to Mr. Henderson, which sum shall be multiplied by either (x) one (1), if such event takes place within 18 months following Mr. Henderson's date of hire, (y) two (2), if such event takes place during the time period commencing 18 months after Mr. Henderson's date of hire up to the date that is 36 months following Mr. Henderson's date of hire or (z) 2.9, if such event takes place anytime thereafter. The affected executive's equity-based compensation shall immediately vest regardless of whether such executive is retained by the Company or the successor following the change of control event. We provide these change of control benefits because we want executives to focus on the Company's business and enhancing stockholder value without undue concern about any possible loss of their job.

Health and Welfare Benefits

        We offer a standard range of health and welfare benefits to all of our employees, including our executive officers, which we believe support our overall attraction and retention objectives. These benefits include medical, prescription drug and dental coverage. Such benefits are a fixed component of compensation and do not discriminate in favor of our executive officers.

Perquisites, Personal Benefits and Other Benefits

        We believe that the total mix of compensation and benefits provided to our executives is competitive and perquisites should generally not play a large role in our executive officers' total compensation. As a result, we did not provide any perquisites to our executive officers during 2007. The Company has no nonqualified deferred compensation.

Stock Ownership Requirements and Hedging Prohibitions

        Stock ownership/retention guidelines have not been implemented by the Compensation Committee for our executive officers. We will continue to periodically review best practices and re-evaluate our position with respect to stock ownership/retention guidelines.

        Because short-range speculation in our securities based on fluctuations in the market may cause conflicts of interests with our shareholders, we have recently adopted an Insider Trading Policy, effective April 2007, which prohibits trading in options, warrants, puts and calls related to our securities. It also prohibits selling our securities short or holding our securities in margin accounts.

Policy with Respect to Section 162(m)

        Section 162(m) of the Internal Revenue Code generally prohibits the Company from deducting certain compensation over $1 million paid its chief executive officer and certain other executive officers unless such compensation is based on performance objectives meeting certain criteria or is otherwise excluded from the limitation. The Company strives whenever possible to structure its compensation plans such that they are tax deductible and believes that a substantial portion of compensation paid under its current program (including the annual incentives and stock option grants described above) satisfies the requirements under Section 162(m). However, the Company reserves the right to design programs that recognize a full range of performance criteria important to its success, even where the compensation paid under such programs may not be deductible. For 2007, the Company believes that no portion of its tax deduction for compensation paid to its Named Executive Officers will be disallowed under Section 162(m).

Compensation Committee Report

        The Compensation Committee has certain duties and powers as described in its charter. The Compensation Committee is currently composed of the three non-employee directors named at the end of this report, each of whom is independent as defined by the American Stock Exchange listing standards.

        The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this Proxy Statement. Based upon this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis section be included in the Company's 2007 Annual Report on Form 10-K on file with the SEC and in this Proxy Statement.

Nominating and Compensation Committee of the Board Herrick K. Lidstone, Jr., Chairman Rodney D. Knutson Don A. McDonald

SUMMARY COMPENSATION TABLE

        A summary of the compensation paid to our Named Executive Officers is set forth below.

Name and Principal Position	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)(2)	All Other Compensation ($)	Total $
Lynn A. Peterson President & CEO	350,000	150,000	—	572,210	—	1,072,210
James E. Catlin Chairman, Secretary & COO	350,000	150,000	—	572,210	—	1,072,210
James P. Henderson(3) CFO	150,000	50,000	62,600	169,320	—	431,920

(1)
The amounts shown represent discretionary bonuses paid to each Named Executive Officer for performance during the 2007 fiscal year.

(2)
The amounts shown in this column represent stock options awarded under our 2007 Stock Incentive Plan and our Incentive Share Option Plan. See Equity Plan Information for additional information on these plans. This column reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with FAS 123(R) and thus includes amounts from awards granted in and prior to 2007. Assumptions used in the calculation of this amount for fiscal years ended December 31, 2005, 2006 and 2007 are included in footnote 6 to the Company's audited financial statements for the fiscal year ended December 31, 2007, included in the Company's Annual Report on Form 10-K filed with the SEC on March 13, 2008.

(3)
On April 2, 2008, James P. Henderson notified the Company that he will be resigning as the Company's Chief Financial Officer effective May 10, 2008.

FISCAL 2007 GRANTS OF PLAN-BASED AWARDS

        The following table provides information related to grants of plan-based awards to our Named Executive Officers during the 2007 fiscal year.

Name	Grant Date	All Other Stock Awards: # of Shares of Stock		All Other Stock Awards: # of Securities Underlying Options(1)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock Award and Option Awards
Lynn A. Peterson	05/24/2007	—		500,000	(2)	$6.26	1,785,000
James E. Catlin	05/24/2007	—		500,000	(2)	$6.26	1,785,000
James P. Henderson	05/24/2007	30,000	(4)	255,000	(3)	$6.26	923,100

(1)
The amounts shown in this column represent stock options awarded under our 2007 Stock Incentive Plan.

(2)
Of the total amount reported in this row, 40,000 vested on each of 6/30/07, 9/30/07 and 12/31/07. The additional stock options will vest at a rate of 40,000 quarterly thereafter through 12/31/09, and, on 3/31/10, the final 60,000 shall vest.

(3)
Of the total amount reported in this row, 85,000 vest on 5/24/08; 85,000 vest on 5/24/09; and 85,000 on 5/24/10.

(4)
The amount shown represents shares of restricted stock granted under our 2007 Stock Incentive Plan. 10,000 of the shares are not subject to forfeiture. The risk of forfeiture will lapse as to 10,000 shares on each of 5/24/08 and 5/24/09 provided that Mr. Henderson continues to be employed by the Company on such dates.

OUTSTANDING EQUITY AWARDS AT 2007 FISCAL YEAR-END

        The following table provides information related to the outstanding option awards and stock awards held by each of our Named Executive Officers at December 31, 2007.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable)		Number of Securities Underlying Unexercised Options (Unexercisable)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock Held That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)		(c)		(d)	(e)	(f)	(g)	(h)	(i)	(j)
Lynn E. Peterson	120,000 350,000 250,000 425,000	(1) (1) (1) (1)	380,000 150,000 — —	(2) (3)	— — — —	6.26 3.17 1.08 0.45	05/24/2017 04/14/2011 10/16/2010 03/1/2009	— — — —	— — — —	— — — —	— — — —
James E. Catlin	120,000 350,000 250,000 425,000	(1) (1) (1) (1)	380,000 150,000 — —	(2) (3)	— — — —	6.26 3.17 1.08 0.45	05/24/2017 04/14/2011 10/16/2010 03/1/2009	— — — —	— — — —	— — — —	— — — —
James P. Henderson	—		255,000	(4)	—	6.26	05/24/2017	20,000	44,000	—	—

(1)
All amounts are fully vested.

(2)
The stock options vest at a rate of 40,000 quarterly through 12/31/09, and, on 3/31/10, a final 60,000 stock options will vest.

(3)
The stock options vest on 4/17/08.

(4)
Of the amounts reported, 85,000 vest on 5/24/08; 85,000 vest on 5/24/09; and 85,000 on 5/24/10.

OPTION EXERCISES AND STOCK VESTED

        The following table provides information related to options exercised by, and stock awards vested for, our Named Executive Officers during the 2007 fiscal year.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Lynn A. Peterson	—	—	—	—
James E. Catlin	—	—	—	—
James P. Henderson	—	—	10,000	62,600	(1)

(1)
The dollar amount shown was determined by multiplying the number of shares that vested by the per-share closing price of our common stock on the vesting date.

REPORT ON REPRICING OF OPTIONS/SARS

        We did not reprice any options or SARs outstanding during the fiscal years ended December 31, 2006 or 2007.

EQUITY COMPENSATION PLAN INFORMATION

2007 Stock Incentive Plan

        In 2007 the Board adopted, and the Company's shareholders approved, the 2007 Stock Incentive Plan (the "2007 Plan"), which replaced the Incentive Share Option Plan (the "Pre-existing Plan"). Under the 2007 Plan, stock options, stock appreciation rights (SARs), restricted stock and restricted stock units, performance awards, stock or property, stock awards and other stock-based awards may be granted to any employee, consultant, independent contractor, director or officer of the Company. A total of 8,000,000 shares of common stock may be issued under the 2007 Plan, which includes shares issuable under the Pre-existing Plan pursuant to options outstanding as of the effective date of the 2007 Plan. No more than 8,000,000 shares may be used for stock issued pursuant to incentive stock options and the number of shares available for granting restricted stock and restricted stock units shall not exceed 1,000,000, subject to adjustment as defined in the 2007 Plan. We granted 2,044,000 stock options and 81,000 shares of restricted stock in 2007. As of March 24, 2008, the Company had outstanding options to purchase 7,062,000 common shares at prices ranging from $0.45 to $6.26.

Securities Authorized for Issuance under our Equity Compensation Plan

        The following table sets forth information related to our equity compensation plan as of December 31, 2007.

Equity Compensation Plan Information as of December 31, 2007

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	6,112,000	(1)	$3.25	1,807,000
Equity compensation plans not approved by security holders	N/A		N/A	N/A
Total	6,112,000	(1)	$3.25	1,807,000

(1)
Excludes 81,000 shares of restricted stock granted in 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

        The following table sets forth certain information regarding the beneficial ownership of shares of our common stock as of March 31, 2008 by:

  •
  our Named Executive Officers;

  •
  our directors;

  •
  all of our executive officers and directors as a group; and

  •
  each person who is known by us to beneficially own more than 5% of our issued and outstanding shares of common stock.

        Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown. Our directors and executive officers do not have different voting rights from other shareholders.

Name	Business Address	Amount and Nature		Percentage of Class
Lynn A. Peterson	1625 Broadway, Suite 250, Denver, Colorado 80202	4,736,821	(1)(2)	5.30	%(1)
James E. Catlin	1625 Broadway, Suite 250, Denver, Colorado 80202	3,354,950	(1)(3)	3.76	%(1)
James P. Henderson(10)	1625 Broadway, Suite 250, Denver, Colorado 80202	115,000	(4)	*
Rodney D. Knutson	1625 Broadway, Suite 250, Denver, Colorado 80202	548,250	(5)	*
Don A. McDonald	Suite 220, 1625 Broadway, Denver, Colorado 80202	180,000	(6)	*
Herrick K. Lidstone, Jr	Suite 1000, 6400 South Fiddler's Green Circle, Greenwood Village, Colorado 80111	200,000	(7)	*
All directors and executive officers as a group (six individuals)		9,135,021	(1)	9.99	%(1)
FMR LLC(8)	82 Devonshire Street Boston, Massachusetts 02109	8,935,600		10.16%
Mazama Capital Management, Inc.	One Southwest Columbia Street, Suite 1500, Portland, OR 97258	4,648,601		5.51%
Wellington Management Company, LLP (WMC)(9)	75 State Street, Boston, Massachusetts 02109	6,075,900		6.91%

*
Less than 1%.

(1)
Based on 87,992,926 shares outstanding as of March 24, 2008, plus any shares of common stock deemed to be beneficially owned pursuant to options and warrants that are exercisable within 60 days from the above date.

(2)
Includes 2,301,821 shares held directly by the individual, 600,000 shares held by individual's wife and 1,335,000 options exercisable within 60 days.

(3)
Includes 1,519,950 shares held by the individual, 500,000 shares held by the individual's wife and 1,335,000 options exercisable within 60 days.

(4)
Includes 30,000 shares of restricted stock held by the individual and 85,000 options exercisable within 60 days.

(5)
Includes 248,250 shares held by the individual and 300,000 options exercisable within 60 days.

(6)
Includes 30,000 shares held by the individual and 150,000 options exercisable within 60 days.

(7)
Includes 200,000 options exercisable within 60 days.

(8)
This information is based solely on a Schedule 13G dated February 13, 2008 filed by FMR LLC. Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 7,700,900 shares of the common stock of the Company as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 7,700,900 shares owned by the Funds. Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees. Pyramis Global Advisors Trust Company ("PGATC"), 53 State Street, Boston, Massachusetts, 02109, an indirect wholly-owned subsidiary of FMR LLC and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 1,234,700 shares or 1.404% of the outstanding Common Stock of the Kodiak Oil & Gas Corp as a result of its serving as investment manager of institutional accounts owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of Pyramis Global Advisors Trust Company, each has sole dispositive power over 1,234,700 shares and sole power to vote or to direct the voting of 1,083,700 shares of Common Stock owned by the institutional accounts managed by PGATC as reported above.

(9)
WMC, an investment adviser registered under the Investment Advisors Act of 1940, as amended, shares investment discretion and shares voting power over the securities held by certain of its investment advisory clients. In its capacity as an investment adviser, WMC may be deemed to have beneficial ownership over 6,075,900 shares.

(10)
On April 2, 2008, Mr. Henderson notified the Company that he will be resigning as the Company's Chief Financial Officer effective May 10, 2008.

        We have no knowledge of any other arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change of control of our company.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF HEIN & ASSOCIATES LLP

        The Audit Committee has selected the accounting firm of Hein & Associates LLP to serve as our independent registered public accounting firm for the 2008 fiscal year. We are asking our shareholders to ratify the selection of Hein & Associates LLP as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Hein & Associates LLP to our shareholders for ratification because we value our shareholders' views on the Company's independent registered public accounting firm and as a matter of good corporate practice. If our shareholders fail to ratify the selection, it will be considered as a direction to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm, subject to ratification by the Board, at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders. To the Company's knowledge, a representative from Hein & Associates LLP will not be present at the Annual General Meeting to take questions, although the firm will be permitted to make a statement if it so desires.

Principal Accountant for Previous Fiscal Years

        Amisano Hanson audited the Company's annual consolidated financial statements for the fiscal year ended December 31, 2004 and reviewed the Company's 2006 Form 10-K and the Company's 2005 Form 20-F. The Company also consulted Amisano Hanson regarding matters of tax compliance for the fiscal years 2004, 2005 and 2006. Amisano Hanson resigned as auditor of the Company, effective February 3, 2006, at the request of management of the Company. The resignation of Amisano Hanson and the appointment of the successor auditor, Hein & Associates LLP, were approved by the Audit Committee of the Company and the directors of the Company. You may refer to copies of letters regarding the foregoing from each of our former and successor auditors, which are available on http://www.sec.gov and http://www.sedar.com. The Company had no disagreements with Amisano Hanson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to Amisano Hanson's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report. There were no reservations in the former auditor's reports for the two most recently-completed fiscal years or for any period subsequent to the most recently-completed period for which an audit report was issued and preceding the date of the former auditor's resignation. There were no reportable events between the Company and Amisano Hanson. Neither of our accountants' reports on the financial statements for either of the past two years contained an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles.

        Effective February 3, 2006, the Company appointed Hein & Associates LLP of Denver, Colorado as the successor auditor. Hein & Associates LLP audited the Company's annual consolidated financial statements for the fiscal years ended December 31, 2007, December 31, 2006 and December 31, 2005 and reviewed the Company's 2007 and 2006 Forms 10-K and 2005 Form 20-F. Additionally, the Company consulted Hein & Associates LLP regarding matters of tax compliance, general tax advice and tax planning for the 2003 through 2007 fiscal years.

        The aggregate fees billed by the Company's external accountants in each of the last two fiscal years for professional fees are as follows:

Financial Year Ending	Audit Fees $	Audit Related Fees $	Tax Fees $		All Other Fees $
December 31, 2007	216,018	—	23,270	(2)	6,684	(1)
December 31, 2006	94,526	—	4,385	(2)	41,354	(1)

    (1)
    The amount reported in the "All Other Fees" column represents the amount billed by our principal accountants related to their review of financial matters reported in certain filings with the SEC.

    (2)
    Tax Fees consist of fees for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance and return preparation.

Pre-Approval Policies and Procedures

        The Audit Committee Charter provides that the Audit Committee is responsible for the pre-approval of all audit services and permissible non-audit services to be provided to the Company by the independent public accountants. The Audit Committee may, in its discretion, delegate this authority to the Chairman of the Audit Committee provided the Chairman reports any delegated pre-approvals to the Audit Committee at the next meeting thereof. The Audit Committee has not, however, adopted any specific policies and procedures for the engagement of non-audit services. For 2006 and 2007, all of the services related to amounts billed by the Company's external accountants were pre-approved by the Audit Committee.

Report on Audited Financial Statements

        The Audit Committee reviewed and discussed with management and the Company's independent auditors the audited consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2007. In addition, the Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified by Statement on Auditing Standards No. 90 (Audit Committee Communications). The Audit Committee has also received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the Company's independent auditors that audit firm's independence from the Company and its management. Based on the review and discussions, our Board recommended that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the SEC.

Audit Committee of the Board Don A. McDonald, Chairman Rodney D. Knutson Herrick K. Lidstone, Jr.

The Board recommends a vote FOR the ratification of the selection of Hein & Associates LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008.

PROPOSAL 3: RATIFICATION OF THE AMENDED BYLAW

        On March 25, 2008, the Board approved the adoption of the Company's Amended and Restated By-law No. 1, primarily to clarify the ability to allow for the electronic issuance of shares. The Amended and Restated By-Law No. 1 was effective as of March 25, 2008, unless the amendment is not ratified by the shareholders. The Amended and Restated By-Law No. 1 is set forth in Appendix A to the electronic copy of this proxy statement filed with the Commission and may be accessed from the Commission's home page (www.sec.gov). The amendments to the Company's By-Law provide the following:

Section 8.3—Registration of Transfer.

(a)
Subject to the provisions of the Act, the transfer of a share may only be registered in the Corporation's securities register upon:

(i)
presentation of the certificate representing such share with an endorsement, which complies with the Act, made on the certificate or delivered with the certificate, duly executed by an appropriate person as provided by the Act, together with reasonable assurance that the endorsement is genuine and effective, upon payment of all applicable taxes and in any reasonable fees prescribed by the Board; or

(ii)
in the case of shares electronically issued without a certificate, upon receipt of proper transfer instructions from the registered holder of the shares, a duly authorized attorney of the registered owner of the shares or an individual presenting proper evidence of succession, assignment or authority to the transfer of the shares.

Section 8.7—Share Certificates.

        The shares of the Corporation shall be represented by certificates or, where allowed for or required by applicable law, shall be electronically issued without a certificate. Every holder of one or more shares of the Corporation is entitled, at the option of the holder, to a share certificate, or a non-transferable written certificate of acknowledgement of the right to obtain a share certificate, stating the number and the class of shares held as shown on the securities register. Any certificate shall be signed in accordance with these by-laws and need not be under corporate seal. Certificates may be manually countersigned by at least one director or officer of the Corporation or by or on behalf of a registrar or transfer agent of the Corporation. Subject to the provisions of the Act, the signature of any signing director, officer, transfer agent or registrar may be printed or mechanically reproduced on the certificate. Every printed or mechanically reproduced signature is deemed to be the signature of the person whose signature it reproduces and is binding on the Corporation. A certificate executed as set out in this section is valid even if a director or officer whose printed or mechanically reproduced signature appears on the certificate no longer holds office as of the date of the issue of the certificate.

The Board recommends a vote FOR the ratification of the Amended and Restated By-law No. 1.

SHAREHOLDER PROPOSALS

        Pursuant to SEC rules, shareholders who are interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2009 annual meeting may do so by following the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Shareholder proposals submitted for consideration at the 2009 Annual Meeting but not submitted for inclusion in our 2009 Proxy Statement, including shareholder nominations for candidates for election as directors, generally must be received by us at our executive offices on or prior to December 25, 2008 in order to be considered timely under SEC rules and our bylaw. However, if the date of the 2009 Annual General Meeting is a date that is not within 30 days before or after May 22, 2009, the anniversary date of the Annual General Meeting, shareholder proposals must be received no later than the close of business on the 10th calendar day after the first to occur of (i) the day on which notice of the 2009 Annual Meeting is mailed or (ii) the day on which the Company publicly discloses the date of the 2009 Annual Meeting, including disclosure in a Quarterly Report on Form 10-Q filed by the Company with the SEC.

        Shareholders must submit written proposals, in accordance with the foregoing procedures, to the following address:

    Kodiak Oil & Gas Corp.
    1625 Broadway, Suite 250
    Denver, Colorado 80202

    Attention: James E. Catlin, Secretary

OTHER MATTERS

        As of the date of this Proxy Statement, management does not know of any other matters that will come before the meeting. However, if any other matters are properly brought before the meeting, the persons appointed in the accompanying proxy card intend to vote the shares represented thereby in accordance with their best judgment.

By Order of the Board of Directors,
James E. Catlin Secretary
Denver, Colorado April , 2008

        Please promptly sign and return the enclosed proxy card, or, if you are a non-registered/beneficial owner, please follow the instructions on your voting instruction form. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

APPENDIX A

AMENDED AND RESTATED BY-LAW NO. 1

AMENDED AND RESTATED BY-LAW NO. 1

A BY-LAW RELATING GENERALLY TO THE TRANSACTION
OF THE BUSINESS AND AFFAIRS OF
KODIAK OIL & GAS CORP.
(THE "CORPORATION")

BE IT ENACTED as a By-Law of the Corporation as follows:

1.       INTERPRETATION

1.1     Definitions

          In the By-Laws of the Corporation, unless the context otherwise requires:

  "Act" means the Business Corporations Act (Yukon Territory), and any statute that may be substituted therefore, as from time to time amended; marginal references to sections of the Act herein are not made for the purpose of modifying or affecting the meaning of any provision of this By-Law in any way but are inserted only for the purpose of directing the attention to provisions of the Act which may be regarded as relevant;

  "appoint" includes "elect" and vice versa;

  "Articles" means the Articles attached to the Certificate of Continuation dated the            day of September, 2001, of the Corporation as from time to time amended or restated;

  "Board" means the Board of Directors of the Corporation;

  "By-Laws" means this By-Law and all other By-Laws of the Corporation from time to time in force and effect relating to the transaction of business and affairs of the Corporation in addition hereto, or in amendment hereof or in substitution for all or any part of this By-Law;

  "Corporation" means the Corporation incorporated by Certificate of Continuation under the Act and named: KODIAK OIL & GAS CORP.

  "Meeting of Shareholders" includes an annual meeting of Shareholders and a Special Meeting of Shareholders; "Special Meeting of Shareholders" includes both a meeting of any class or classes acting separately from any other class or classes and also a meeting, other than an annual meeting, of all Shareholders entitled to vote at any annual meeting of Shareholders;

  "non-business day" means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act (Canada) or the Interpretation Act (Yukon);

  "Prohibited Corporate Shareholder" means a corporation prohibited from holding shares in itself or its holding body corporate or a subsidiary corporation prohibited from holding shares in its parent corporation pursuant to the Act and not exempted from such prohibited shareholdings by virtue of the Act; and

  "recorded address" means in the case of a Shareholder his address as recorded in the securities register; and in the case of joint Shareholders the address appearing in the securities register in respect of such joint holdings determined under Section 8.9; and in the case of a Director, Officer, auditor or member of a Committee of Directors, his latest address as recorded in the records of the Corporation.

          Save as aforesaid, words and expressions defined in the Act have the same meaning when used herein; and words importing the singular number include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders; and words importing persons include individuals, bodies corporate, partnerships trusts and unincorporated organizations.

2.       BUSINESS OF THE CORPORATION

2.1     Registered Office

          Until changed in accordance with the Act, the registered office of the Corporation shall be at the City of Whitehorse, in the Yukon Territory, and at such location therein as the Board may from time to time determine.

2.2     Corporate Seal

          Until changed by the Board, the corporate seal of the Corporation and any facsimiles thereof adopted by the Board for use in jurisdictions outside the Yukon Territory shall be in the form approved by the Directors.

2.3     Financial Year

          The financial year of the Corporation shall end on the day in each year that is established by the Board.

2.4     Execution of Instruments

          Deeds, transfers, assignments, contracts, obligations, certificates and other instruments required by law or otherwise by these By-laws or any resolution of the Board or Shareholders of the Corporation to be executed under corporate seal may be signed on behalf of the Corporation by either the President or the Secretary of the Corporation. However, notwithstanding the foregoing, the Board may from time to time direct the manner in which and the person or persons by whom any particular instrument or class of instruments may or shall be signed or sealed. Any signing Officer may affix the corporate seal to any instrument requiring the same.

2.5     Banking Arrangements

          The banking business of the Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the Board. Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the Board may from time to time by resolution prescribe or authorize.

2.6     Voting Rights in Other Bodies Corporate

          The signing Officers of the Corporation may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments, certificates or other evidence shall be in favour of such person or persons as may be determined by the Officers executing such proxies or arranging for the issuance of voting certificates or such other evidence of the right to exercise such voting rights. In addition the Board may from time to time direct the manner in which and the person or persons by whom any particular voting rights or class of voting rights may or shall be exercised.

2.7     Withholding Information from Shareholders

          Subject to the provisions of the Act, no Shareholder shall be entitled to discovery of any information respecting any details or conduct of the Corporation's business which, in the opinion of the Board, it would be inexpedient in the interests of the Shareholders or the Corporation to communicate to the public. The Board may from time to time determine whether and to what extent and at what time and place and under what conditions or regulations the accounts, records and documents of the

Corporation or any of them shall be open to the inspection of Shareholders and no Shareholder shall have any right of inspecting any account, record or document of the Corporation except as conferred by the Act or authorized by the Board or by resolution passed at a general meeting of Shareholders.

3.       BORROWING AND SECURITIES

3.1     Borrowing Power

          Without limiting the borrowing powers of the Corporation as set forth in the Act, the Board is authorized from time to time:

  (a)
  to borrow money upon the credit of the Corporation in such amounts and on such terms as may be deemed expedient by obtaining loans or advances or by way of overdraft or otherwise;

  (b)
  to issue, reissue, sell or pledge bonds, debentures, notes or other evidence of indebtedness or guarantees of the Corporation, whether secured or unsecured for such sums and at such prices as may be deemed expedient;

  (c)
  subject to the Act, to issue guarantees on behalf of the Corporation to secure the performance of the obligations of any person; and

  (d)
  to charge, mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable, property and undertaking of the Corporation, including book debts, rights, powers and franchises for the purpose of securing any such bonds, debentures, notes or other evidences of indebtedness or guarantee or any other present or future indebtedness or liability of the Corporation.

          Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

3.2     Delegation of Borrowing Power

          The Board may from time to time delegate to such one or more of the Directors or Officers of the Corporation as may be designated by the Board all or any of the powers conferred on the Board by Section 3.1 to such extent and in such manner as the Board shall determine at the time of each such delegation.

4.       DIRECTORS

4.1     Number of Directors and Quorum

          Until changed in accordance with the Act, the Board shall consist of not fewer than three and not more than ten Directors. Subject to Section 4.7 and subject also to the Articles and the Act, the quorum for the transaction of business at any meeting of the Board shall consist of a majority of the Directors.

4.2     Qualification

          No person shall be qualified for election as a Director if he is less than 19 years of age; if he is of unsound mind and has been so found by a Court in Canada or elsewhere; if he is not an individual; or if he has the status of a bankrupt. A Director need not be a Shareholder.

4.3     Election and Term

          Each Director named in the Notice of Directors filed at the time of continuation shall hold office from the date of the Certificate of Continuation until the first meeting of Shareholders thereafter. An election of Directors shall take place at such first meeting of Shareholders and at each annual meeting of Shareholders thereafter and all the Directors then in office shall retire but, if qualified, shall be eligible for re-election. A Director shall retain office only until the election of his successor. The number of Directors to be elected at any such meeting shall be the number of Directors then in office unless the Directors or the Shareholders otherwise determine. The election shall be by ordinary resolution of the Shareholders. If an election of Directors is not held at the proper time, the incumbent Directors shall continue in office until their successors are elected.

4.4     Removal of Directors

          Subject to the provisions of the Act, the Shareholders may by ordinary resolution passed at a special meeting remove any Director from office and the vacancy created by such removal may be filled at the same meeting failing which it may be filled by the Directors.

4.5     Vacation of Office

          A Director ceases to hold office when: he dies; he is removed from office by the Shareholders; he ceases to be qualified for election as a Director; or his written resignation is sent or delivered to the Corporation, or if a time is specified in such resignation, at the time so specified, whichever is later.

4.6     Vacancies

          Subject to the Act and the Articles, a quorum of the Board may fill a vacancy in the Board, except a vacancy resulting from an increase in the minimum number of Directors or from a failure of the Shareholders to elect the minimum number of Directors and if the Articles so provide, may also add to their numbers and appoint additional Director(s) in accordance with the Act, but so that the total number of Directors shall not exceed the maximum number fixed by section 4.1. In the absence of a quorum of the Board, or if the vacancy has arisen from a failure of the Shareholders to elect the minimum number of Directors, the Board shall forthwith call a special meeting of the Shareholders to fill the vacancy. If the Board fails to call such meeting or if there are no such Directors then in office, any Shareholder may call the meeting.

4.7     Action by the Board

          The Board shall manage the business and affairs of the Corporation. The powers of the Board may be exercised by resolution passed at a meeting at which a quorum is present or by resolution in writing, whether by document, telegram, telecopy or any method of transmitting legibly recorded messages or other means, signed by all the Directors entitled to vote on that resolution at a meeting of the Board and any resolution in writing so signed shall be as valid as if it had been passed at a meeting of Directors or a Committee of Directors and shall be held to relate to any date therein stated to be the effective date thereof, and a copy of every such resolution in writing shall be kept with the minutes of the proceedings of Directors or Committee of Directors. Where there is a vacancy in the Board, the remaining Directors may exercise all the powers of the Board so long as a quorum remains in office. Where the Corporation has only one Director, that Director may constitute a meeting. An act of a Director is valid notwithstanding any irregularity in his election or appointment or a defect in his qualifications.

4.8     Meetings by Telephone

          If all of the Directors consent, a Director may participate in a meeting of the Board or of a Committee of Directors by means of such telephone or other communications facilities as permit all persons participating in the meeting to hear each other, and a Director participating in such a meeting by such means is deemed to be present at the meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the Board and of Committees of Directors held while a Director holds office.

4.9     Place of Meeting

          Meetings of the Board may be held at any place in or outside Canada.

4.10   Calling of Meetings

          Meetings of the Board shall be held from time to time and at such place as the Board may determine. In addition, each of the Chairman of the Board, the Managing Directors, the President or any two Directors may convene or direct the convening of a meeting of the Board.

4.11   Notice of Meeting

          Except as otherwise provided in Section 4.12, notice of the time and place of each meeting of the Board shall be given in the manner provided in Section 12.1 to each Director not less than 48 hours before the time when the meeting is to be held. A notice of a meeting of Directors need not specify the purpose of or the business to be transacted at the meeting except where Section 115(3) of the Act requires such purpose or business to be specified, including any proposal to:

  (a)
  submit to the Shareholders any question or matter requiring approval of the Shareholders;

  (b)
  fill a vacancy among the Directors or in the office of auditor;

  (c)
  issue securities;

  (d)
  declare dividends;

  (e)
  purchase, redeem, or otherwise acquire shares of the Corporation;

  (f)
  pay a commission for the sale of shares;

  (g)
  approve a management proxy circular;

  (h)
  approve any annual financial statements; or

  (i)
  adopt, amend or repeal By-Laws.

          A Director may in any manner waive notice of or otherwise consent to a meeting of the Board either before or after the convening of the meeting.

4.12   Regular Meetings

          The Board may be resolution appoint a day or days in any month or months for regular meetings of the Board at a place and hour to be named in the resolution. No notice shall be required for any such regular meeting.

4.13   First Meeting of New Board

          Provided a quorum of Directors is present, each newly elected Board may without notice hold its first meeting immediately following the meeting of Shareholders at which such Board or portion thereof is elected.

4.14   Adjourned Meeting

          Notice of an adjourned meeting of the Board is not required if the time and place of the adjourned meeting is announced at the original meeting.

4.15   Chairman

          The Chairman of any meeting of the Board shall be the first mentioned of such of the following Officers as have been appointed and who is a Director and is present at the meeting: Chairman of the Board, Managing Director, President, or Vice-President who is a Director. If no such Officer is present, the Directors present shall choose one of their number to be Chairman.

4.16   Votes to Govern

          At all meetings of the Board every question shall be decided by a majority of the votes cast on the question. In cases of an equality of votes the Chairman of the meeting shall not be entitled to a second or casting vote.

4.17   Conflict of Interest

          A Director or Officer who is a party to, or who is a Director or Officer of or has a material interest in any person who is a party to, a material contract or proposed material contract with the Corporation shall disclose the nature and extent of his interest at the time and in the manner provided by the Act. Any such contract or proposed contract shall be referred to the Board or Shareholders for approval even if such contract is one that in the ordinary course of the Corporation's business would not require approval by the Board or Shareholders, and a Director interested in a contract so referred to the Board shall not vote on any resolution to approve the same except as provided by the Act.

4.18   Remuneration and Expenses

          The Directors shall be paid such remuneration for their services as the Board may from time to time determine. The Directors shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the Board or any committee thereof. Nothing herein contained shall preclude any Director from serving the Corporation in any other capacity and receiving remuneration therefor.

5.       COMMITTEES

5.1     Committee of Directors

  (a)
  The Board may appoint one or more Committees of Directors, however designated, and delegate to such committee any of the powers of the Board except those which, under the Act, a Committee of Directors has no authority to exercise.

  (b)
  The Board may by resolution appoint an Executive Committee to consist of such member or members of their body as they think fit, which Committee shall have, and may exercise during the intervals between the meetings of the Board, all the powers vested in the Board except the power to fill vacancies in the Board, the power to change the membership of, or fill vacancies in, said Committee or any other committee of the Board and such other powers, if any, as may be specified in the resolution. The said Committee shall keep regular minutes of its transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The Board shall have the power at any time to revoke or override the authority given to or acts done by the Executive Committee except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of such Committee and to fill vacancies in it. The Executive Committee may make rules for the conduct of its business and may appoint such assistants as it may deem necessary. A majority of the members of said Committee shall constitute a quorum thereof.

  (c)
  The Board may from time to time by resolution constitute, dissolve or reconstitute standing committees and other committees consisting of such persons as the Board may determine. Every committee constituted by the Board shall have the powers, authorities and discretions delegated to it by the Board (which shall not include the power to fill vacancies in the Board and the power to change the membership of or fill vacancies in any committee constituted by the Board or the power to appoint or remove officers appointed by the Board) and shall conform to the regulations which may from time to time be imposed upon it by the Board.

  (d)
  The Executive Committee and any other committee may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the members of the committee present, and in case of an equality of votes the chairman shall not have a second or casting vote. A resolution approved in writing by all the members of the Executive Committee or any other committee shall be as valid and effective as if it had been passed at a meeting of such Committee duly called and constituted. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the committee and shall be effective on the date stated thereon or on the latest date stated in any counterpart.

5.2     Transaction of Business

          Subject to the provisions of Section 4.7, the powers of a Committee of Directors may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all the members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of such committee may be held at any place in or outside Canada.

5.3     Audit Committee

          When required by the Act the Board shall, and at any other time the Board may, elect annually from among its number an audit committee to be composed of not fewer than three directors of whom a majority shall not be Officers or employees of the Corporation or its affiliates. The audit committee shall have the powers and duties provided in the Act.

5.4     Procedure

          Unless otherwise determined by the Board, each Committee of Directors shall have the power to fix its quorum at not less than a majority of its members, to elect its Chairman and to regulate its procedure.

6.       OFFICERS

6.1     Appointment

          The Board may from time to time appoint a President, one or more Vice-Presidents (to which title may be added words indicating seniority or function), a Secretary, a Treasurer and such other Officers as the Board may determine, including one or more assistants to any of the Officers so appointed (herein referred to as "Officers"). The Board may specify the duties of and, in accordance with this By-Law and subject to the provisions of the Act, delegate to such Officers powers to manage the business and affairs of the Corporation. Subject to Sections 6.2, 6.3 and 6.4, an Officer may but need not be a Director and one person may hold more than one office.

6.2     Chairman of the Board

          The Board may from time to time also appoint a Chairman of the Board who shall be a Director. The Chairman of the Board shall, when present, preside at all meetings of the Board, Committees of Directors and at all meetings of shareholders. In addition, the Board may assign to him any of the powers and duties that may by the provisions of this by-law be assigned to the Managing Director or to the President; and he shall have such other powers and duties as the board may specify.

6.3     Managing Director

          The Board may from time to time appoint a Managing Director who shall be a Director. If appointed, he shall be the Chief Executive Officer and, subject to the authority of the Board, shall have general supervision of the business and affairs of the Corporation; and he shall, subject to the provisions of the Act, have such other powers and duties as the Board may specify. During the absence or disability of the President, or if no President has been appointed, the Managing Director shall also have the powers and duties of the President's office.

6.4     President

          The Board, from time to time, may elect from its number, a President. The President, in the absence or non-appointment of the Chairman of the Board, shall preside at meetings of the Board and at all meetings of the Shareholders. He shall have general and active management of the business and affairs of the Corporation, and without limitation to the foregoing:

  (a)
  he shall have general supervision and direction of all the other officers of the Corporation;

  (b)
  he shall submit the annual report of the Board, if any, and the annual balance sheets and financial statements of the business and affairs and reports on the financial position of the Corporation as required by the statutes to the annual general meeting and from time to time shall report to the Board on all matters within his knowledge which the interest of the Corporation requires to be brought to their attention;

  (c)
  he shall be ex-officio a member of all standing committees.

6.5     Vice-President

          A Vice-President shall have such powers and duties as the Board may specify.

6.6     Secretary

          The Secretary shall attend and be the Secretary of all meetings of the Board, Shareholders and Committees of the Board and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; he shall give or cause to be given, as and when instructed, all notices to Shareholders, Directors, Officers, the auditor and members of the Committees of Directors; he shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, papers, records, documents and instruments belonging to the Corporation, except when some other Officer or agent has been appointed for that purpose; and he shall have such other powers and duties as the Board may specify.

6.7     Treasurer

          The Treasurer shall keep proper accounting records in compliance with the Act and shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of the funds of the Corporation; he shall render to the Board whenever required an account of all his transactions as Treasurer and of the financial position of the Corporation; and he shall have such other powers and duties as the Board may specify.

6.8     Powers and Duties of Other Officers

          The powers and duties of all other Officers shall be such as the terms of their engagement call for or as the Board or the Chief Executive Officer may specify. Any of the powers and duties of an Officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the Board otherwise directs.

6.9     Variation of Powers and Duties

          The Board may from time to time and subject to the provisions of the Act, vary, add to or limit the powers and duties of any Officer.

6.10   Term of Office

          The Board, in its discretion, may remove any Officer of the Corporation, without prejudice to such Officer's rights under any employment contract, otherwise each Officer appointed by the Board shall hold office until the earlier of the date his resignation becomes effective, the date his successor is appointed or he shall cease to be qualified for that office.

6.11   Terms of Employment and Remuneration

          The terms of employment and the remuneration of Officers appointed by the Board shall be settled by it from time to time.

6.12   Conflict of Interest

          An Officer shall disclose his interest in any material contract or proposed material contract with the Corporation in accordance with Section 4.17.

6.13   Agents and Attorneys

          The Board shall have power from time to time to appoint agents or attorneys for the Corporation in or outside of Canada with such powers of management or otherwise (including the power to sub-delegate) as may be thought fit.

6.14   Fidelity Bonds

          The Board may require such Officers, employees and agents of the Corporation as the Board deems advisable to furnish bonds for the faithful discharge of their powers and duties, in such form and with such surety as the Board may from time to time determine.

7.       PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

7.1     Limitation of Liability

          No Director shall be liable for the acts, receipts, neglects or defaults of any other Director or Officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgement or oversight on his part, or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of his office or in relation thereto, unless the same are occasioned by his own wilful neglect or default; provided that nothing herein shall relieve any Director or Officer from the duty to act in accordance with the Act and the regulations thereunder or from liability for any breach thereof.

7.2     Indemnity

          Subject to the limitations contained in the Act, and to the extent he is otherwise fairly and reasonably entitled thereto, the Corporation shall indemnify a Director or Officer, a former Director or Officer, or a person who acts or acted at the Corporation's request as a Director or Officer of a body corporate of which the Corporation is or was a Shareholder or creditor (or a person who undertakes or has undertaken any liability on behalf of the Corporation or any such body corporate) and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgement, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a Director or Officer of the Corporation or such body corporate, if:

  (a)
  he acted honestly and in good faith with a view to the best interests of the Corporation; and

  (b)
  in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

7.3     Insurance

          Subject to the limitations contained in the Act, the Corporation may purchase and maintain such insurance for the benefit of its Directors and Officer as such, as the Board may from time to time determine.

8.       SHARES

8.1     Allotment and Issue

          The Board may from time to time allot, or grant options to purchase the whole or any part of the authorized and unissued shares of the Corporation at such times and to such persons and for such consideration as the Board shall determine, provided that no share shall be issued until it is fully paid as prescribed by the Act. Subject to the Articles, no holder of any class of share of the capital of the Corporation shall be entitled as of right to subscribe for, purchase or receive any part of any new or additional issue of shares of any class, whether now or hereafter authorized or any bonds, debentures or other securities convertible into shares of any class.

8.2     Commissions

          The Board may from time to time authorize the Corporation to pay a reasonable commission to any person in consideration of his purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

8.3     Registration of Transfer

  (a)
  Subject to the provisions of the Act, the transfer of a share may only be registered in the Corporation's securities register upon:

  (i)
  presentation of the certificate representing such share with an endorsement, which complies with the Act, made on the certificate or delivered with the certificate, duly executed by an appropriate person as provided by the Act, together with reasonable assurance that the endorsement is genuine and effective, upon payment of all applicable taxes and in any reasonable fees prescribed by the Board; or

  (ii)
  in the case of shares electronically issued without a certificate, upon receipt of proper transfer instructions from the registered holder of the shares, a duly authorized attorney of the registered owner of the shares or an individual presenting proper evidence of succession, assignment or authority to the transfer of the shares.

  (b)
  The signature of the registered owner of any shares, or of his duly authorized attorney, upon an authorized instrument of transfer shall constitute a complete and sufficient authority to the Corporation, its Directors, Officers and agents to register, in the name of the transferee as named in the instrument of transfer, the number of shares specified therein or, if no number is specified, all the shares of the registered owner represented by share certificates deposited with the instrument of transfer. If no transferee is named in the instrument of transfer, the instrument of transfer shall constitute a complete and sufficient authority to the Corporation, its Directors, Officers and agents to register, in the name of the person in whose behalf any certificate for the shares to be transferred is deposited with the Corporation for the purpose of having the transfer registered, the number of shares specified in the instrument of transfer or, if no number is specified, all the shares represented by all share certificates deposited with the instrument of transfer.

  (c)
  Neither the Corporation nor any Director, Officer or agent thereof shall be bound to inquire into the title of the person named in the form of transfer as transferee, or, if no person is named therein as transferee, of the person on whose behalf the certificate is deposited with the Corporation for the purpose of having the transfer registered or be liable to any claim by such registered owner or by any intermediate owner or holder of the certificate or of any of the shares represented thereby or any interest therein for registering the transfer, and the transfer, when registered, shall confer upon the person in whose name the shares have been registered a valid title to such shares.

  (d)
  Every instrument of transfer shall be executed by the transferor and left at the registered office of the Corporation or at the office of its transfer agent or branch transfer agent or registrar for registration together with the share certificate for the shares to be transferred and such other evidence, if any, as the Directors or the transfer agent or branch transfer agent or registrar or branch registrar may require to prove the title of the transferor or his right to transfer the shares and the right of the transferee to have the transfer registered. All instruments of transfer where the transfer is registered shall be retained by the Corporation or its transfer agent or branch transfer agent or registrar or branch registrar and any instrument of transfer, where the transfer is not registered, shall be returned to the person depositing the same together with the share certificate which accompanied the same when tendered for registration.

  (e)
  There shall be paid to the Corporation in respect of the registration of any transfer such sum, if any, as the Directors may from time to time determine.

8.4     Transfer Agents and Registrars

          The Board may from time to time appoint a registrar to maintain the securities register and a transfer agent to maintain the register of transfers and may also appoint one or more branch registrars to maintain branch securities registers and one or more branch transfer agents to maintain branch registers of transfer, but one person may be appointed both registrar and transfer agent. The Board may at any time terminate any such appointment.

8.5     Lien for Indebtedness

          If the Articles provide that the Corporation shall have a lien on shares registered in the name of a Shareholder indebted to the Corporation, such lien may be enforced, subject to any other provision of the Articles and to any Unanimous Shareholder Agreement, by the sale of the shares thereby affected or by any other action, suit, remedy or proceeding authorized or permitted by law or by equity and, pending such enforcement, may refuse to register a transfer of the whole or any part of such shares.

8.6     Non-Recognition of Trusts

          Subject to the provisions of the Act, the Corporation shall treat as absolute owner of the share the person in whose name the share is registered in the securities register as if that person had full legal capacity and authority to exercise all rights of ownership, irrespective of any indication to the contrary through knowledge or notice or description in the Corporation's records or on the share certificate.

8.7     Share Certificates

          The shares of the Corporation shall be represented by certificates or, where allowed for or required by applicable law, shall be electronically issued without a certificate. Every holder of one or more shares of the Corporation is entitled, at the option of the holder, to a share certificate, or a non-transferable written certificate of acknowledgement of the right to obtain a share certificate, stating the number and the class of shares held as shown on the securities register. Any certificate shall be signed in accordance with these by-laws and need not be under corporate seal. Certificates may be manually countersigned by at least one director or officer of the Corporation or by or on behalf of a registrar or transfer agent of the Corporation. Subject to the provisions of the Act, the signature of any signing director, officer, transfer agent or registrar may be printed or mechanically reproduced on the certificate. Every printed or mechanically reproduced signature is deemed to be the signature of the person whose signature it reproduces and is binding on the Corporation. A certificate executed as set out in this section is valid even if a director or officer whose printed or mechanically reproduced signature appears on the certificate no longer holds office as of the date of the issue of the certificate.

8.8     Replacement of Share Certificates

          The Board or any Officer or agent designated by the Board may in its or his discretion direct the issue of a new share certificate in lieu of and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate claimed to have been lost, destroyed or wrongfully taken or which does not comply as to form with the requirements from time to time of the Act in this regard, on payment of such fee as the Board may direct and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the Board may from time to time prescribe, whether generally or in any particular case.

8.9     Joint Shareholders

          If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share. Joint Shareholders may collectively designate in writing an address as their recorded address for service of notice and payment of dividends, but in default of such designation the address of the first named joint Shareholder shall be deemed to be the recorded address aforesaid.

8.10   Deceased Shareholders

          In the event of the death of a holder, or of one of the joint holders, of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agents.

9.       DIVIDENDS AND RIGHTS

9.1     Dividends

          Subject to the provisions of the Act, the Board may from time to time declare dividends payable to the Shareholders according to their respective rights and interest in the Corporation. Dividends may be paid in money or property or by issuing fully paid shares of the Corporation.

9.2     Dividend Cheques

          A dividend payable in cash shall be paid by cheque drawn on the Corporation's bankers or one of them to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his recorded address, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

9.3     Non-Receipt of Cheques

          In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the Board may from time to time prescribe, whether generally or in any particular case.

9.4     Record Date for Dividends and Rights

          The Board may fix in advance a date, preceding by not more than 50 days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of right to subscribe for securities of the Corporation, as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such securities, provided that, where the Corporation is a distributing Corporation for purposes of the Act, notice of any such record date is given not less than seven days before such record date by newspaper advertisement and otherwise in the manner provided in the Act. Where no record date is fixed in advance as aforesaid, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the Board.

9.5     Unclaimed Dividends

          Any dividend unclaimed after a period of six years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.

10.     MEETINGS OF SHAREHOLDERS

10.1   Annual Meetings

          The annual meeting of Shareholders shall be held at such time in each year and, subject to the Act and to Section 10.4, at such place as the Board, the Chairman of the Board, the Managing Director or the President may from time to time determine, for the purpose of considering the financial statements and reports required by the Act to be placed before the annual meeting, electing Directors, appointing auditors and for the transaction of such other business as may properly be brought before the meeting.

10.2   Special Meetings

          The Board, the Chairman of the Board, the Managing Director or the President shall have power to call a special meeting of Shareholders at any time.

10.3   Special Business

          All business transacted at a special meeting of Shareholders and all business transacted at an annual meeting of Shareholders, except consideration of the financial statements, auditors reports, election of directors and reappointment of the incumbent auditors, is deemed to be special business.

10.4   Place of Meeting

          Subject to the Articles, meetings of Shareholders may be held in the Yukon Territory, the Province of British Columbia, the State of Colorado or such other place or places outside the Yukon Territory as the directors in their absolute discretion may determine from time to time.

10.5   Notice of Meeting

          Notice of the time and place of each meeting of Shareholders shall be given in the manner provided in Section 12.1 not less than 21 nor more than 50 days before the date of the meeting to each Director, to the auditor and to each Shareholder who at the close of business on the record date, if any, for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting. Notice of a meeting of Shareholders called for any purpose other than consideration of the financial statements and auditor's report, election of Directors and re-appointment of the incumbent auditor shall state the nature of such business in sufficient detail to permit the Shareholder to form a reasoned judgement thereon and shall state the text of any special resolution to be submitted to the meeting. A Shareholder and any other person entitled to attend a meeting of Shareholders may in any manner waive notice of or otherwise consent to a meeting of Shareholders.

10.6   List of Shareholders Entitled to Notice

          For every meeting of Shareholders, at any time that the Corporation has more than 15 Shareholders entitled to vote at a meeting of Shareholders, the Corporation shall prepare a list of

Shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares entitled to vote at the meeting held by each Shareholder. If a record date for the meeting is fixed pursuant to Section 10.7, the Shareholders listed shall be those registered or constructively registered pursuant to the Act at the close of business of the record date, such list to be prepared on a day not later than 10 days after such record date. If no record date is fixed, the list of Shareholders shall be prepared no later than at the close of business on the day immediately preceding the day on which notice of the meeting is given, or where no such notice is given, the day on which the meeting is held. The list shall be available for examination by any Shareholder during usual business hours at the records office of the Corporation or at the place where the central securities register is kept and at the place where the meeting is held.

10.7   Record Date for Notice

          The Board may fix in advance a record date, preceding the date of any meeting of Shareholders by not more than 50 days and not less than 21 days for the determination of the Shareholders entitled to notice of the meeting, provided that notice of any such record date is given, not less than seven days before such record date, by newspaper advertisement in the manner provided in the Act. If no record date is so fixed, the record date for the determination of the Shareholders entitled to notice of the meeting shall be the close of business on the day immediately preceding the day on which the notice is given, or if no notice is given, the day on which the meeting is held.

10.8   Meetings Without Notice

          A meeting of Shareholders may be held without notice at any time and place permitted by the Act:

  (a)
  if all the Shareholders entitled to vote thereat are present in person or represented by proxy waive notice of or otherwise consented to such meeting being held, and

  (b)
  if the auditor and the Directors are present or waived notice of or otherwise consent to such meeting being held.

          At such meeting any business may be transacted which the Corporation at a meeting of Shareholders may transact. If the meeting is held at a place outside the Yukon Territory, Shareholders not present or represented by proxy, but who have waived notice of or otherwise consented to such meeting, shall also be deemed to have consented to the meeting being held at such place.

10.9   Meetings by Telephone

          If all the Shareholders consent, a Shareholder may participate in a meeting of Shareholders by means of such telephone or other communications facilities as permit all persons participating in the meeting to hear each other, and a Shareholder participating in such a meeting by such consent shall be effective whether given before or after the meeting to which it relates.

10.10  Chairman, Secretary and Scrutineers

          The Chairman of any meeting of Shareholders shall be the first mentioned of such of the following Officers as having been appointed and who is present at the meeting: Chairman of the Board, President, Managing Director, or a Vice-President. If no such Officer is present within 15 minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be Chairman. If the Secretary of the Corporation is absent, the Chairman shall appoint some person, who need not be a Shareholder, to act as Secretary of the meeting. If desired, one or more scrutineers, who need not be Shareholders, may be appointed by a resolution or by the Chairman with the consent of the meeting.

10.11  Persons Entitled to be Present

          The only persons entitled to be present at a meeting of Shareholders shall be those entitled to vote thereat, the Directors and auditor of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the Articles or By-Laws to be present at the meeting. Any other person may be admitted only on the invitation of the Chairman of the meeting or with the consent of the meeting.

10.12  Quorum

          Subject to Sections 10.23, 10.24 and the Act, a quorum for the transaction of business at any meeting of Shareholders shall be two persons present in person, each being a Shareholder entitled to vote thereat or a duly appointed proxy for an absent Shareholder so entitled and together holding or representing by proxy not less than 5% of the outstanding shares of the Corporation entitled to vote at the meeting save and except if there is only one Shareholder the quorum shall consist of that one Shareholder. If a quorum is present at the opening of any meeting of Shareholders, the Shareholders present or represented by proxy may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting. If a quorum is not present within one-half hour of the time appointed for convening of any meeting of Shareholders, the Shareholders present or represented by proxy may adjourn the meeting to a fixed time and place subject to Section 10.21 but may not transact any other business provided, however, that if no provision for adjournment is made at any such meeting or adjourned meeting at which a quorum is not present, the meeting shall be dissolved.

10.13  Right to Vote—Record Date for Voting

          Subject to the provisions of the Act as to authorized representative of any other body corporate, at any meeting of Shareholders in respect of which the Corporation has prepared the list referred to in Section 10.6, every person who is named in such list shall be entitled to vote the shares shown thereon opposite his name except, where the Corporation has fixed a record date in respect of such meeting pursuant to Section 10.7, to the extent that such person has transferred any of his shares after such record date and the transferee, upon producing properly endorsed Certificates evidencing such shares or otherwise establishing that he owns such shares, demands not later than 10 days before the meeting that his name be included in such list, in which event the transferee alone shall be entitled to vote the transferred shares at the meeting. Where no record date for notice has been fixed and no notice of meeting given, or in the absence of a list prepared as aforesaid in respect of a meeting of Shareholders, every person shall be entitled to vote at the meeting who at the time is entered in the securities register as the holder of one or more shares carrying the right to vote at such meeting.

10.14  Proxies

  (a)
  Every Shareholder entitled to vote at a meeting of Shareholders may appoint a proxyholder, or one or more alternate proxyholders, who need not be Shareholders, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the Shareholder or his attorney and shall conform with the requirements of the Act. An instrument of proxy shall be valid only at the meeting in respect of which it is given or any adjournment thereof.

  (b)
  Any corporation, other than a Prohibited Corporate Shareholder, which is a Shareholder of the Corporation may by resolution of its Directors or other governing body authorize such person as it thinks fit to act as its representative at any meeting. The person so authorized shall be entitled to exercise in respect of and at such meeting the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual member of the Corporation personally present, including, without limitation, the right, unless restricted by such resolution, to appoint a proxyholder to represent such corporation, and shall, if present at the meeting, be counted for the purpose of forming a quorum and be deemed to be a member present at the meeting. Evidence of the appointment of any such representative may be sent to the Corporation by written instrument, telegram, telex, facsimile or any method of transmitting legibly recorded messages.

10.15  Time for Deposit of Proxies

          The Board may specify in a notice calling a meeting of Shareholders a time, preceding the time of such meeting by not more than 48 hours exclusive of non-business days, before which time proxies to be used at such meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited by written instrument, telegram, telex, facsimile or any method of transmitting legibly recorded messages with the Corporation or an agent thereof specified in such notice or, if no such time is specified in such notice, unless it has been received by the Secretary of the Corporation or by the Chairman of the meeting or any adjournment thereof prior to the time of voting.

10.16  Joint Shareholders

          If two or more persons hold shares jointly, any one of them present in person or represented by proxy at a meeting of Shareholders may, in the absence of the other or others, vote the shares but if two or more of those persons are present in person or represented by proxy and vote, they shall vote as one on the shares jointly held by them and in the absence of agreement between those so voting the person named first in the Register shall vote the shares.

10.17  Votes to Govern

          At any meeting of Shareholders every question shall, unless otherwise required by the Articles or By-Laws or by law, be determined by the majority of the votes cast on the question. In case of an equality of votes either upon a show of hands or upon a poll, the Chairman of the meeting shall not be entitled to a second or casting vote.

10.18  Motion

          The Chairman may propose or second a motion.

10.19  Show of Hands

          Subject to the provisions of the Act, any question at a meeting of Shareholders shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided. Upon a show of hands, every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the Chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried, an entry to that effect in the minutes of the meeting shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the Shareholders upon the said question.

10.20  Ballots

  (a)
  On any question proposed for consideration at a meeting of the Shareholders, and whether or not a show of hands has been taken thereof, any Shareholder or proxyholder entitled to vote at the meeting may require or demand a ballot. A ballot so required or demanded shall be taken in such manner as the Chairman shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken, each person present shall be entitled in respect of the shares which he is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or the Articles, and the result of the ballot so taken shall be the decision of the Shareholders upon the said question.

  (b)
  No ballot may be demanded on the election of a Chairman. A ballot demanded on a question of adjournment shall be taken forthwith. A ballot demanded on any other question shall be taken as soon as, in the opinion of the Chairman, is reasonably convenient, but in no event later than seven days after the meeting and at such time and place and in such manner as the Chairman of the meeting directs. The result of the ballot shall be deemed to be the resolution of and passed at the meeting at which the ballot was demanded. Any business other than that upon which the ballot has been demanded may be proceeded with pending the taking of the ballot. In any dispute as to the admission or rejection of a vote the decision of the Chairman made in good faith shall be final and conclusive.

10.21  Adjournment

          If a meeting of Shareholders is adjourned for less than 30 days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the earliest meeting that it is adjourned. If a meeting of Shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more, notice of the adjourned meeting shall be given as for an original meeting. At any such adjourned meeting no business shall be transacted other than business left unfinished at the meeting from which the adjournment took place.

10.22  Resolution in Writing

          A resolution in writing signed by all the Shareholders entitled to vote on that resolution at a meeting of Shareholders is as valid as if it had been passed at a meeting of the Shareholders, and shall be held to relate to any date therein stated to be the effective date thereof.

10.23  Only One Shareholder

          Where the Corporation has only one Shareholder or only one holder of any class or series of shares, the Shareholder present in person or by proxy constitutes a meeting.

10.24  Only Two Shareholders

          Where the Corporation has only two Shareholders a quorum for transaction of business at any meeting of Shareholders shall be one person present in person, being a Shareholder entitled to vote thereat, or a duly appointed proxy of said Shareholder, holding not less than 10% of the outstanding shares of the Corporation entitled to vote at the meeting.

11.     DIVISIONS AND DEPARTMENTS

11.1   Creation and Consolidation of Divisions

          The Board may cause the business and operations of the Corporation or any part thereof to be divided or to be segregated into one or more divisions upon such basis, including without limitation, character or type of operation, geographical territory, product manufactured or service rendered, as the Board may consider appropriate in each case. The Board may also cause the business and operations of any such division to be further divided into sub-units and the business and operations of any such divisions or sub-units to be consolidated upon such basis as the Board may consider appropriate in each case.

11.2   Name of Division

          Subject to the Act, any division or its sub-units may be designed by such name as the Board may from time to time determine and may transact business, enter into contracts, sign cheques and other documents of any kind and do all acts and things under such name, provided that the Corporation shall set out its name in legible characters in all contracts, invoices, negotiable instruments and orders for goods or services issued or made by or on behalf of the Corporation. Any such contract, cheque or document shall be binding upon the Corporation as if it had been entered into or signed in the name of the Corporation.

11.3   Officers of Division

          From time to time the Board or, if authorized by the Board, the Chief Executive Officer, may appoint one or more Officers for any division, prescribe their powers and duties and settle their terms of employment and remuneration. The Board or, if authorized by the Board, the Chief Executive Officer, may remove at its or his pleasure any Officers so appointed, without prejudice to such Officer's right under any employment contract. Officers of divisions or their sub-units shall not, as such, be Officers of the Corporation.

12.     NOTICES

12.1   Method of Giving Notices

          Any notice (which term includes any communication or document) to be given (which term includes sent, delivered or served) pursuant to the Act, the regulations thereunder, the Articles, the By-Laws or otherwise to a Shareholder, Director, Officer, auditor or member of a Committee of Directors shall be sufficiently given if delivered personally to the person to whom it is to be given or, if delivered, to his recorded address by any means of prepaid transmitted or recorded communication. A notice so delivered shall be deemed to have been given when it is delivered personally or to the recorded address as aforesaid; a notice so mailed shall be deemed to have been received by him at the time it would be delivered in the ordinary course of mails; and a notice so sent by any means of transmitted or recorded communication shall be deemed to have been given when dispatched or delivered to the appropriate communication corporation or agency or its representative for dispatch. Subject to the Act, a notice of meeting of Shareholders shall be deemed to have been sent to the Shareholder on the day on which it is deposited in the mail. The Secretary may change or cause to be changed the recorded address of any Shareholder, Director, Officer, auditor or member of a Committee of Directors in accordance with any information believed by him to be reliable.

12.2   Notice to Joint Shareholder

          If two or more persons are registered as joint holders of any share, any notice shall be addressed to all of such joint holders but notice given to any one or more of such persons at the recorded address for such joint shareholders shall be sufficient notice to all of them.

12.3   Computation of Time

          In computing the date when notice must be given under any provision requiring a specified number of days notice of any meeting or other event, the date of giving the notice shall be excluded and the date of the meeting or other event in respect of which the notice is being given shall be included.

12.4   Undelivered Notices

          If any notice given to a Shareholder pursuant to Section 12.1 is returned on three consecutive occasions because he cannot be found or served or is unknown at his recorded address, the Corporation shall not be required to give any further notices to such Shareholder until he informs the Corporation in writing of his new recorded address.

12.5   Proof of Service

          A certificate of the Secretary or other duly authorized Officer of the Corporation in office at the time of the making of the certificate, or of any agent of the Corporation as to the facts in relation to the mailing or delivery or sending of any notice to any Shareholder, Director, the auditors, or conclusive evidence thereof and shall be binding on every Shareholder, Director, the auditors or any Officer of the Corporation, as the case may be.

12.6   Omissions and Errors

          The accidental omission to give any notice to any Shareholder, Director, Officer, auditor or member of a Committee of Directors or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

12.7   Persons Entitled by Death or Operation of Law

          Every person who by operation of law, transfer, death of a Shareholder or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the Shareholder from whom he derives his title prior to such person's name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which he became so entitled) and prior to his furnishing to the Corporation the proof of authority or evidence of his entitlement prescribed by the Act.

12.8   Waiver of Notice

          Any Shareholder (or his duly appointed proxyholder), Director, Officer, auditor or member of a Committee of Directors may at any time waive the sending of any notice, or waive or abridge the time for any notice, required to be given to him under any provision of the Act, the regulations thereunder, the Articles, the By-Laws or otherwise and such waiver or abridgement shall cure any default in the giving or the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of Shareholders or of the Board which may be given in any manner.

ENACTED by the Board as of the 25th day of March, 2008.
James E. Catlin, Chairman of the Directors of the Meeting

PROXY CARD

Appointment of Proxyholder
I, being a member of Kodiak Oil & Gas Corp. (the "Company") hereby appoint Lynn A. Peterson or failing him James E. Catlin	OR	Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of the shareholders of the Company, to be held on Thursday May 22, 2008, at 9:00 a.m. local time, and at any adjournment thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1.
Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Lynn A. Peterson	☐	☐	02. James E. Catlin	☐	☐	03. Rodney D. Knutson	☐	☐	Fold
04. Herrick K. Lidstone, Jr.	☐	☐	05. Don McDonald	☐	☐

2.
Appointment of Auditors

	For	Withhold
Ratification of the selection of Hein & Associates LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008.	☐	☐

3.
Ratification of Bylaw amendment

	For	Against	Abstain
Ratification of amendments to the bylaw of the Company made effective March 25, 2008 to clarify that common shares of the Company may be issued and transferred electronically without a physical certificate.	☐	☐	☐	Fold

Authorized Signature(s)—This section must be completed for your instructions to be executed

	Signature(s)	Date

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.		/ /

Interim Financial Statements		Annual Report
Mark this box if you would like to receive interim financial statements and accompanying Management's Discussion and Analysis by mail.	☐	Mark this box if you would NOT like to receive the Annual Report and accompanying Management's Discussion and Analysis by mail.	☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.